Exhibit 99.2

NOI
Portfolio
National Platform
Strategic Neighborhood
Action
Talent
Top Landlord
Value-oriented
National Convenience
Small Shop
Entrepreneurial
Accounts
Key Landlord
Owner
Shopping Centers
Best-in-class
Customers
Pure Play
In-fill
Consistent
Goal-oriented
Sustainable
Opportunity
Small Shop
Creativity
Growth
Portfolio
Build
Community
Redevelop
In-fill
Remerchandise
GLA
Ideas
Grocery-anchored
Transparent
Owner
Bricks
Pride of Ownership
Occupancy
Reputation
Sustainable
Diversified
Anchors
Real Estate
Traffic-generating
Relationships
BRX
Integrity
Local Market Knowledge
Excellence
Strategic
Access
Impactful
Occupancy
Square Feet
Transparent
Quality
Consistent
Small Shop
Wholly-owned
&
Straightforward
NYSE
Tenant Mix
Partner with Retailers
Leasing
Best Practices
Value-oriented
Retail
Investment
Reputation
Strategic
Ideas
Accountability
Mortar
GLA
Results
Occupancy
Value-oriented
Neighborhood
Sustainable
Best-in-class
High Productivity
Portfolio
Mature
Operational Expertise
Real Estate
In-fill
Teamwork
Occupancy
BRX
Maximize value
Integrity
Talent
Pure Play
Top Markets
Entrepreneurial
Key Landlord
Shopping Centers
Leader
ABR
Leasing
Partner with Retailers
Surety of Execution
Accretive
Traffic-generating
Reputation
Real Estate
REIT
Efficient Growth
Customers
Entrepreneurial
High Productivity
NOI
In-fill
Redevelopment
Open Air
Leasing
BRX
Ideas

SUPPLEMENTAL DISCLOSURE

Quarter ended March 31, 2017

450 Lexington Ave
New York, NY 10017
(800) 468.7526
BRIXMOR.COM

BRIXMOR® Property Group | BRX LISTED NYSE

SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2017

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development & New Development Summary	21
Redevelopment Summary	22
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	25
Top Forty Retailers Ranked by ABR	26
New & Renewal Lease Summary	27
New Lease Net Effective Rent	28
Lease Expiration Schedule	29
Properties by Largest US MSAs	30
Largest MSAs by ABR	32
Properties by State	35
Property List	36
Guidance
Guidance & Additional Disclosures	48

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended March 31, 2017

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent ("ABR")	Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent (i) excludes tenant reimbursements of expenses borne by the tenants, such as operating expenses, insurance expenses and real estate taxes, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements and
(iv) does not include any ancillary income.

ABR per SF ("ABR/SF")	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA for all commenced leases, as of a specified date.

Development Stabilization	Development projects are deemed stabilized upon the earlier of (i) reaching 90% billed or (ii) one year after the property is placed in service.

EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA	A supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to EBITDA is provided on page 7.
EBITDA is calculated as the sum of net income (loss) in accordance with GAAP before interest expense, federal and state taxes, and depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) gain (loss) on disposition of operating properties, (ii) impairment of real estate assets and real estate equity investments, (iii) gain (loss) on extinguishment of debt, (iv) transaction expenses, and (v) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA adjusted for straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense. EBITDA, Adjusted EBITDA & Cash Adjusted
EBITDA include the Company's unconsolidated joint venture at pro rata share.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and
(v) after adjustments for joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR over the lease term adjusted for tenant improvements and allowances, tenant specific landlord work and third party leasing commissions.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes corporate level income (including management, transaction, and other fees), lease termination fees, straight-line rental income, amortization of above- and below-market rent and tenant inducements, straight-line ground rent expense and the Company's unconsolidated joint venture.

NOI Yield	Calculated as the projected incremental NOI over the incremental third party costs of a specified project, net of any project specific credits (lease termination income or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of March
31, 2017, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 100% of the OP.

Non-owned Major Tenant	Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment Properties	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread	Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases executed with the same tenant in the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal
Rent Spreads.

Option Rent Spread	Includes renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 1

GLOSSARY OF TERMS

Term	Definition
Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
	A reconciliation of same property NOI to net income is provided on page 11.
	Represents NOI of properties owned for the entirety of both periods excluding properties under development. Same Property NOI includes the Company's
	unconsolidated joint venture at pro rata share and excludes income / expense associated with the captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		As of 3/31/17
	Total properties in Brixmor Property Group portfolio	510
	Acquired properties excluded from same property NOI	(2)
	Same property NOI pool	508

	Active redevelopment properties	(11)
	Completed redevelopment properties	(1)
	Total redevelopment properties	(12)

	Same property NOI excluding redevelopments pool	496

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average the tenant's contractual rent payments over the life of the lease, regardless of the actual
	cash collected in the period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP measures it presents are useful to investors for the following reasons:
• NAREIT FFO	NAREIT FFO assists investors in analyzing Brixmor’s comparative operating and financial performance because, by excluding gains and losses related
	to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization of continuing operations, impairment
	of operating properties and real estate equity investments, and after adjustments for joint ventures calculated to reflect FFO on the same basis, investors
	can compare the operating performance of a company’s real estate between periods.

• EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA	EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA are utilized in various financial ratios as a measure of Brixmor's operational and financial performance
	because EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA exclude various items that the Company believes are not indicative of its operating
	performance. Accordingly, the use of EBITDA, Adjusted EBITDA & Cash Adjusted EBITDA in various ratios provides a meaningful performance measure as it
	relates to the Company's ability to meet various coverage tests for the stated period.

• Same Property NOI	Same property NOI eliminates disparities in NOI due to the acquisition, disposition or stabilization of development properties during the period presented,
	and therefore, provides a more consistent metric for comparing operational performance. Management uses same property NOI to review operating
	results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects.

In addition, the Company presents these supplemental non-GAAP performance measures because the Company believes that these measures are helpful to and frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended
Summary Financial Results	3/31/17	3/31/16
Total revenues (page 6)	$325,806	$323,104
Net income attributable to common stockholders (page 6)	71,579	60,477
Net income attributable to common stockholders - per diluted share (page 6)	0.23	0.20
Adjusted EBITDA (page 7)	220,729	221,362
Cash adjusted EBITDA (page 7)	208,058	207,691
NAREIT FFO (page 8)	161,555	161,259
NAREIT FFO per share/OP Unit - diluted (page 8)	0.53	0.53
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)
Dividends declared per share/OP Unit (page 8)	0.260	0.245
Share/OP Unit dividend payout ratio (as % of NAREIT FFO) (page 8)	49.1%	46.3%
NOI (page 10)	227,454	221,362

	Three Months Ended
Summary Operating and Financial Ratios	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16
NOI margin (page 10)	72.8%	73.2%	73.4%	76.1%	72.9%
Same property NOI (page 11) (1) (2)	3.2%	1.6%	2.0%	3.5%	2.8%
Fixed charge coverage (page 13)	3.6x	3.6x	3.4x	3.5x	3.6x
Net principal debt to Adjusted EBITDA (page 13) (3)	6.6x	6.5x	6.7x	6.7x	6.6x
Net principal debt to Cash Adjusted EBITDA (page 13) (3)	7.0x	6.9x	7.1x	7.1x	7.0x

Outstanding Classes of Stock and Partnership Units	At 3/31/17	At 12/31/16	At 9/30/16	At 6/30/16	At 3/31/16
Common shares outstanding (page 13)	304,893	304,343	304,321	301,099	299,248
Exchangeable OP Units held by non-controlling interests (page 13)	—	378	378	3,593	5,354
Total	304,893	304,721	304,699	304,692	304,602

Summary Portfolio Statistics (4)	At 3/31/17	At 12/31/16	At 9/30/16	At 6/30/16	At 3/31/16
Number of properties (page 25)	510	512	514	516	518
Percent billed (page 25)	90.4%	90.7%	90.6%	90.6%	90.4%
Percent leased (page 25)	92.5%	92.8%	92.6%	92.8%	92.4%
ABR / SF (page 25)	$13.12	$12.99	$12.90	$12.85	$12.85
New lease rent spread (page 27)	36.7%	39.3%	26.2%	24.7%	34.9%
New & renewal lease rent spread (page 27)	16.4%	19.1%	14.7%	15.6%	16.3%
Total - new, renewal & option lease rent spread (page 27)	13.4%	14.5%	10.9%	12.1%	10.9%

(1) The same property NOI growth rates for the quarters ended March 31, June 30 and September 30, 2016 are based on same property NOI for 2015 as originally reported by the Company.
Additional information regarding 2015 Same Property NOI is available in the press release issued by the Company on February 8, 2016 in connection with an Audit Committee review of historical
Same Property NOI.
(2) Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.
(3) Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on quarterly results.
(4) Includes unconsolidated joint venture, Montecito Marketplace, at 100%.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2017

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/17	12/31/16
Assets
Real estate
Land	$2,015,450	$2,006,655
Buildings and tenant improvements	8,156,110	8,043,855
Construction in process	89,913	121,817
Lease intangibles	834,804	836,731
	11,096,277	11,009,058
Accumulated depreciation and amortization	(2,226,018)	(2,167,054)
Real estate, net	8,870,259	8,842,004
Investments in and advances to unconsolidated joint venture	7,963	7,921
Cash and cash equivalents	59,883	51,402
Restricted cash	44,499	51,467
Marketable securities	24,730	25,573
Receivables, net of allowance for doubtful accounts of $15,386 and $16,756	181,539	178,216
Deferred charges and prepaid expenses, net	127,532	122,787
Other assets	42,693	40,315
Total assets	$9,359,098	$9,319,685

Liabilities
Debt obligations, net	$5,924,834	$5,838,889
Accounts payable, accrued expenses and other liabilities	512,647	553,636
Total liabilities	6,437,481	6,392,525

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
304,893,187 and 304,343,141shares outstanding	3,049	3,043
Additional paid in capital	3,328,234	3,324,874
Accumulated other comprehensive income	24,139	21,519
Distributions in excess of net income	(434,453)	(426,552)
Total stockholders' equity	2,920,969	2,922,884
Non-controlling interests	648	4,276
Total equity	2,921,617	2,927,160
Total liabilities and equity	$9,359,098	$9,319,685

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/17	3/31/16

Revenues
Rental income	$249,621	$251,146
Expense reimbursements	73,190	69,712
Other revenues	2,995	2,246
Total revenues	325,806	323,104

Operating expenses
Operating costs	37,425	35,051
Real estate taxes	46,467	44,391
Depreciation and amortization	93,931	100,479
Provision for doubtful accounts	1,050	2,740
Impairment of real estate assets	5,686	—
General and administrative	20,957	20,724
Total operating expenses	205,516	203,385

Other income (expense)
Dividends and interest	73	73
Interest expense	(55,731)	(57,443)
Gain on sale of real estate assets	8,805	—
Loss on extinguishment of debt	(1,262)	—
Other	(707)	(907)
Total other expense	(48,822)	(58,277)

Income before equity in income of unconsolidated joint venture	71,468	61,442
Equity in income of unconsolidated joint venture	187	107
Net income	71,655	61,549
Net (income) attributable to non-controlling interests	(76)	(1,072)
Net income attributable to common stockholders	$71,579	$60,477

Per common share:
Net income attributable to common stockholders:
Basic	$0.23	$0.20
Diluted	$0.23	$0.20
Weighted average shares:
Basic	304,569	299,180
Diluted	304,795	299,379

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended
	3/31/17	3/31/16

Net income	$71,655	$61,549
Interest expense - continuing operations	55,731	57,443
Interest expense - unconsolidated joint venture	—	42
Federal and state taxes	1,009	809
Depreciation and amortization - continuing operations	93,931	100,479
Depreciation and amortization - unconsolidated joint venture	17	25
EBITDA	$222,343	$220,347

EBITDA	$222,343	$220,347
Gain on disposition of operating properties	(8,805)	—
Impairment of real estate assets	5,686	—
Loss on extinguishment of debt	1,262	—
Litigation and other non-routine legal expenses	243	—
Audit committee review expenses	—	3,652
Executive equity based compensation (1)	—	(2,637)
Total adjustments	(1,614)	1,015
Adjusted EBITDA	220,729	221,362
Straight-line rental income, net (2)	(5,251)	(2,855)
Amortization of above- and below-market rent and tenant inducements, net (3)	(7,461)	(10,812)
Straight-line ground rent expense (income) (4)	41	(4)
Total adjustments	(12,671)	(13,671)
Cash adjusted EBITDA	$208,058	$207,691

(1) Represents non-cash equity based compensation forfeitures associated with executive departures for the three months ended March 31, 2016.
(2) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income (expense) of $1 and ($5) at pro rata share for the three months ended March 31, 2017 and March 31, 2016, respectively.
(3) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $7 and $8 at pro rata share for the three months ended March 31, 2017 and March 31, 2016, respectively.
(4) Straight-line ground rent expense (income) is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/17	3/31/16

Net income	$71,655	$61,549
Gain on disposition of operating properties	(8,805)	—
Depreciation and amortization- real estate related- continuing operations	93,002	99,685
Depreciation and amortization- real estate related- unconsolidated joint venture	17	25
Impairment of operating properties	5,686	—
NAREIT FFO	$161,555	$161,259

NAREIT FFO per share/OP Unit - diluted	$0.53	$0.53
Weighted average shares/OP Units outstanding - basic and diluted (1)	305,114	304,682

Items that impact FFO comparability
Loss on extinguishment of debt	$(1,262)	$—
Litigation and other non-routine legal expenses	(243)	—
Audit committee review expenses	—	(3,652)
Executive equity based compensation (2)	—	2,637
Total items that impact FFO comparability	$(1,505)	$(1,015)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net (3)	$5,251	$2,855
Amortization of above- and below-market rent and tenant inducements, net (4)	7,461	10,812
Straight-line ground rent (expense) income (5)	(41)	4

Dividends declared per share/OP Unit	$0.260	$0.245
Shares/OP Unit dividends declared	$79,272	$74,632
Share/OP Unit dividend payout ratio (as % of NAREIT FFO)	49.1%	46.3%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of vested OP Units to common stock of the Company and the vesting of certain equity awards.
(2) Represents non-cash equity based compensation forfeitures associated with executive departures for the three months ended March 31, 2016.
(3) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income (expense) of $1 and ($5) at pro rata share for the three months ended March 31, 2017 and March 31, 2016, respectively.
(4) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market rent and tenant inducements of $7 and $8 at pro rata share for the three months ended March 31, 2017 and March 31, 2016, respectively.
(5) Straight-line ground rent (expense) income is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	3/31/17	12/31/16

Receivables, net
Straight-line rent receivable	$106,467	$101,675
Tenant receivables	86,416	88,878
Allowance for doubtful accounts	(15,386)	(16,756)
Other	4,042	4,419
Total receivables, net	$181,539	$178,216

Deferred charges and prepaid expenses, net
Deferred charges, net	$108,114	$102,777
Prepaid expenses, net	19,418	20,010
Total deferred charges and prepaid expenses, net	$127,532	$122,787

Other assets
Interest rate swaps	$24,224	$21,605
Furniture, fixtures and leasehold improvements, net	15,096	16,000
Other	3,373	2,710
Total other assets	$42,693	$40,315

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$169,835	$204,059
Dividends payable	80,497	80,612
Below market leases, net	216,796	223,505
Other	45,519	45,460
Total accounts payable, accrued expenses and other liabilities	$512,647	$553,636

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended
	3/31/17	3/31/16
Net Operating Income Detail (1)
Base rent	$232,614	$228,085
Ancillary and other	3,637	3,800
Expense reimbursements	73,190	69,712
Percentage rents	2,914	1,951
Operating costs	(37,384)	(35,055)
Real estate taxes	(46,467)	(44,391)
Provision for doubtful accounts	(1,050)	(2,740)
Net operating income	$227,454	$221,362

Operating Ratios
NOI margin (NOI / revenues)	72.8%	72.9%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.3%	87.7%

Reconciliation of net operating income to net income attributable to common stockholders
Net operating income	$227,454	$221,362
Lease termination fees	666	5,597
Straight-line rental income, net	5,250	2,860
Amortization of above- and below-market rent and tenant inducements, net	7,454	10,804
Fee income	81	295
Straight-line ground rent (expense) income (2)	(41)	4
Depreciation and amortization	(93,931)	(100,479)
Impairment of real estate assets	(5,686)	—
General and administrative	(20,957)	(20,724)
Total other expense	(48,822)	(58,277)
Equity in income of unconsolidated joint venture	187	107
Net income attributable to non-controlling interests	(76)	(1,072)
Net income attributable to common stockholders	$71,579	$60,477

Supplemental Statement of Operations Detail
Rental income
Base rent	$232,614	$228,085
Lease termination fees	666	5,597
Straight-line rental income, net	5,250	2,860
Amortization of above- and below-market rent and tenant inducements, net	7,454	10,804
Ancillary and other	3,637	3,800
Total rental income	$249,621	$251,146

Other revenues
Percentage rents	$2,914	$1,951
Fee income	81	295
Total other revenues	$2,995	$2,246

Other (income) expense
Interest expense
Mortgage, note and other interest	$43,521	$45,528
Unsecured credit facility and term loan interest	13,040	14,631
Capitalized interest	(946)	(587)
Deferred financing cost amortization	1,800	1,936
Debt (premium) discount amortization, net	(1,684)	(4,065)
Total interest expense	$55,731	$57,443

Other
Federal and state taxes	$1,009	$809
Other	(302)	98
Total other	$707	$907

Additional G&A Disclosures
Equity based compensation (3)	2,126	(1,582)
Capitalized direct leasing compensation costs	3,625	4,108
Capitalized direct construction compensation costs	2,103	1,562

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $210 and $183 at pro rata share for the three months ended March 31, 2017 and 2016, respectively.
(2) Straight-line ground rent (expense) income is included in Operating costs on the Consolidated Statements of Operations.
(3) Includes amortization of non-cash equity based compensation, including forfeitures of ($2,637) associated with executive departures for the three months ended March 31, 2016.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/17	3/31/16	Change
Same Property NOI Analysis (1)
Number of properties	508	508	—
Percent billed	90.4%	90.3%	0.1%
Percent leased	92.5%	92.3%	0.2%

Revenues
Base rent	$231,011	$225,587
Ancillary and other	3,629	3,756
Expense reimbursements	72,649	69,056
Percentage rents	2,914	1,946
	310,203	300,345	3.3%
Operating expenses
Operating costs	(37,245)	(34,754)
Real estate taxes	(46,028)	(44,010)
Provision for doubtful accounts	(1,029)	(2,692)
	(84,302)	(81,456)	3.5%
Same property NOI	$225,901	$218,889	3.2%

Same property NOI excluding redevelopments	$213,783	$207,303	3.1%

NOI margin	72.8%	72.9%
Expense recovery ratio	87.2%	87.7%

Percent contribution to same property NOI growth:
	Change	Percent Contribution
Base rent	$5,424	2.5%
Ancillary and other	(127)	(0.1%)
Net recoveries	(916)	(0.4%)
Percentage rents	968	0.4%
Provision for doubtful accounts	1,663	0.8%
		3.2%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI (1)	$225,901	$218,889
Adjustments:
Non-same property NOI	1,763	2,656
Lease termination fees	666	5,597
Straight-line rental income, net	5,250	2,860
Amortization of above- and below-market rent and tenant inducements, net	7,454	10,804
Fee Income	81	295
Straight-line ground rent (expense) income	(41)	4
Depreciation and amortization	(93,931)	(100,479)
Impairment of real estate assets	(5,686)	—
General and administrative	(20,957)	(20,724)
Total other expense	(48,822)	(58,277)
Pro rata share of same property NOI of unconsolidated joint venture	(210)	(183)
Equity in income of unconsolidated joint venture	187	107
Net income attributable to non-controlling interests	(76)	(1,072)

Net income attributable to common stockholders	$71,579	$60,477

(1) Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

Three Months Ended
3/31/17

Leasing related:
Tenant improvements and tenant inducements	$21,483
External leasing commissions	1,967
23,450

Value-enhancing:
Anchor space repositionings	3,918
Outparcel developments	1,659
Redevelopments	12,209
New development	867
18,653

Maintenance capital expenditures	2,578

$44,681

Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars in thousands

			As of	As of
			3/31/17	12/31/16
Equity Capitalization:
Common shares outstanding			304,893	304,343
Exchangeable OP Units held by non-controlling interests			—	378
			304,893	304,721
Common share price			$21.46	$24.42
Total equity capitalization			$6,543,004	$7,441,287

Debt:
Revolving credit facility			$210,000	$122,000
Term loans			1,710,000	2,100,000
Unsecured notes			2,718,453	2,318,453
Secured mortgages			1,306,331	1,312,292
Total principal debt			5,944,784	5,852,745
Add: Net unamortized premium			10,444	16,092
Less: Deferred financing fees			(30,394)	(29,948)
Total debt			5,924,834	5,838,889
Less: cash, cash equivalents and restricted cash			(104,382)	(102,869)
Net debt			$5,820,452	$5,736,020

Total market capitalization:			$12,363,456	$13,177,307

Liquidity:
Cash and cash equivalents and restricted cash			$104,382	$102,869
Available under revolver			1,040,000	1,128,000
			$1,144,382	$1,230,869

Ratios:
Principal debt to total market capitalization			48.1%	44.4%
Principal debt to total assets, before depreciation			51.3%	51.1%
Secured principal debt to total assets, before depreciation			11.3%	11.4%
Net principal debt to Adjusted EBITDA (1)			6.6x	6.5x
Net principal debt to Cash Adjusted EBITDA (1)			7.0x	6.9x
Unencumbered assets to unsecured debt			1.9x	1.9x
Interest coverage (Adjusted EBITDA / interest expense)			4.0x	4.0x
Debt service coverage (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.6x	3.6x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))			3.6x	3.6x

			As of	As of
			3/31/17	12/31/16
Percentage of total debt:
Fixed			91.3%	86.0%
Variable			8.7%	14.0%
Unencumbered summary:
Percent of properties			72.7%	72.8%
Percent of ABR			75.9%	75.9%
Percent of NOI			76.2%	76.1%
Weighted average maturity (years):
Fixed			5.3	5.2
Variable			2.1	1.9
Total			5.0	4.7

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on quarterly results.
Excludes unconsolidated joint venture, Montecito Marketplace.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Scheduled Amortization	Scheduled Maturities		Total	Weighted Avg Stated Interest Rate
	2017		$15,869	$291,058		$306,927	6.38%
	2018		19,476	610,000		629,476	2.29%
	2019		20,126	600,000		620,126	2.40%
	2020		15,212	961,365	(1)	976,577	5.30%
	2021		—	686,225		686,225	3.49%
	2022		—	500,000		500,000	3.88%
	2023		—	500,000		500,000	3.25%
	2024		—	7,000		7,000	4.40%
	2025		—	700,000		700,000	3.85%
	2026		—	607,542		607,542	4.17%
	2027+			410,911		410,911	3.98%
	Total Debt Maturities		$70,683	$5,874,101		$5,944,784	3.85%

			Net unamortized premium			10,444
			Deferred financing costs			(30,394)
			Debt obligations, net			$5,924,834

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (2)			Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans (1)(2)

Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities		Weighted Avg Stated Interest Rate	Scheduled Maturities		Weighted Avg Stated Interest Rate
2017	$15,869	$291,058	6.38%	$—		—	$—		—
2018	19,476	—	6.23%	—		—	610,000		2.16%
2019	20,126	—	6.18%	—		—	600,000		2.27%
2020	15,212	751,365	6.16%	—		—	210,000	(1)	2.14%
2021	—	186,225	6.24%	—		—	500,000		2.46%
2022	—	—	—	500,000		3.88%	—		—
2023	—	—	—	500,000		3.25%	—		—
2024	—	7,000	4.40%	—		—	—		—
2025	—	—	—	700,000		3.85%	—		—
2026	—	—	—	607,542		4.17%	—		—
2027+	—	—	—	410,911		3.98%	—		—
Total Debt Maturities	$70,683	$1,235,648	6.22%	$2,718,453		3.84%	$1,920,000		2.27%

(1) 2020 maturities include the revolving credit facility balance of $210,000.
(2) No scheduled amortization prior to maturity dates.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
LP - JPM 300 (18 properties)		$284,020	6.38%	9/1/17	4.78%
Whitaker Square		8,823	6.32%	12/1/17	0.15%
Christmas Tree Plaza		1,432	7.89%	5/11/18	0.02%
LP - JPM CMBS (71 properties) (1)		443,141	6.27%	8/1/20	7.45%
Monroe ShopRite Plaza		8,167	6.50%	8/1/20	0.14%
Bethel Park Shopping Center		9,478	6.50%	8/1/20	0.16%
Ivyridge		13,221	6.50%	8/1/20	0.22%
Roosevelt Mall		47,132	6.50%	8/1/20	0.79%
Inland (Brixmor/IA, LLC) - Pool A (9 properties)		97,853	5.91%	12/6/20	1.65%
Inland (Brixmor/IA, LLC) - Pool B (8 properties)		89,622	5.91%	12/6/20	1.51%
Inland (Brixmor/IA, LLC) - Pool C (7 properties)		96,018	5.91%	12/31/20	1.62%
REIT 20 LP 51 A (4 properties)		46,508	6.24%	1/6/21	0.78%
REIT 20 LP 45 B (4 properties)		41,815	6.24%	1/6/21	0.70%
REIT 20 LP 42 C (4 properties)		39,090	6.24%	1/6/21	0.66%
REIT 20 LP 37 D (3 properties)		33,757	6.24%	1/6/21	0.57%
REIT 20 LP 43 E (4 properties)		39,254	6.24%	1/6/21	0.66%
Larchmont Centre		7,000	4.40%	3/1/24	0.12%
TOTAL FIXED RATE SECURED MORTGAGES		1,306,331	6.22%		21.98%

Unsecured fixed rate debt
Term Loan Facility - Tranche A (2)		$300,000	2.17%	7/31/18	5.05%
Term Loan Facility - $600M (3)		600,000	2.26%	3/18/19	10.09%
Term Loan Facility - Tranche B (4)		500,000	2.46%	7/31/21	8.41%
TOTAL UNSECURED FIXED RATE DEBT		1,400,000	2.31%		23.55%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes		$500,000	3.88%	8/15/22	8.41%
3.25%, 2023 Brixmor OP Notes		500,000	3.25%	9/15/23	8.41%
3.85%, 2025 Brixmor OP Notes		700,000	3.85%	2/28/25	11.78%
4.13%, 2026 Brixmor OP Notes		600,000	4.13%	6/15/26	10.09%
3.90%, 2027 Brixmor OP Notes		400,000	3.90%	3/15/27	6.73%
7.97%, 2026 Brixmor LLC Notes		694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes		6,100	7.65%	11/2/26	0.10%
7.68%, 2026 Brixmor LLC Notes I		748	7.68%	11/2/26	0.01%
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90%	2/15/28	0.09%
7.50%, 2029 Brixmor LLC Notes		3,203	7.50%	7/30/29	0.05%
TOTAL FIXED RATE UNSECURED NOTES		2,718,453	3.84%		45.72%

TOTAL FIXED RATE DEBT		$5,424,784	4.02%		91.25%

VARIABLE RATE DEBT:
Unsecured variable rate debt
Term Loan Facility - Tranche A (Libor + 135 bps) (2)		$310,000	2.16%	7/31/18	5.21%
Revolving Credit Facility (Libor + 120bps)		210,000	2.14%	7/31/20	3.53%
TOTAL UNSECURED VARIABLE RATE DEBT		520,000	2.15%		8.74%

TOTAL VARIABLE RATE DEBT		$520,000	2.15%		8.75%

TOTAL DEBT OBLIGATIONS		$5,944,784	3.85%		100.00%

	Net unamortized premium	10,444
	Deferred financing costs	(30,394)
	DEBT OBLIGATIONS, NET	$5,924,834

(1) Beginning September 2, 2017 and continuing through January 30, 2020, the Company has the right to repay up to $97,000 of the principal debt balance without premium or penalty.
(2) Effective November 1, 2016, $300,000 of the Term Loan Facility - Tranche A is swapped from one-month Libor to a fixed rate of 0.8165% (plus a spread of 135bps) through July 31, 2018.
(3) Effective November 1, 2016, $200,000 of the Term Loan Facility - $600M is swapped from one-month Libor to fixed at a combined rate of 0.818% (plus a spread of 140bps) through July 31, 2018, and the remaining $400,000 is swapped from one-month Libor to a fixed rate of 0.878% (plus a spread of 140bps) through March 18, 2019.

(4) Effective November 1, 2016, $500,000 of the Term Loan Facility - Tranche B is swapped from one-month Libor to a fixed rate of 1.113% (plus a spread of 135bps) through July 30, 2021.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	As of 3/31/17

I. Aggregate debt test	< 65%	52.0%
Total Debt		5,924,834
Total Assets		11,403,575

II. Secured debt test	< 40%	11.7%
Total Secured Debt		1,329,191
Total Assets		11,403,575

III. Unencumbered asset ratio	> 150%	189.3%
Total Unencumbered Assets		8,701,399
Unsecured Debt		4,595,643

IV. Debt service test	> 1.5x	3.8x
Consolidated EBITDA		883,020
Annual Debt Service Charge		230,632

For full detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed by the OP with the Securities and Exchange Commission on January 15, 2015, August 3, 2015, June 6, 2016, August 17, 2016, and March 3, 2017 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	As of 3/31/17

I. Leverage ratio	< 60%	41.9%
Total Outstanding Indebtedness		5,944,784
Balance Sheet Cash		107,620
Total Asset Value		13,935,769

II. Secured leverage ratio	< 40%	8.6%
Total Secured Indebtedness		1,306,331
Balance Sheet Cash		107,620
Total Asset Value		13,935,769

III. Unsecured leverage ratio	< 60%	43.0%
Total Unsecured Indebtedness		4,638,453
Unrestricted Cash		63,121
Unencumbered Asset Value		10,640,464

IV. Fixed charge coverage ratio	> 1.5x	3.6x
Total Net Operating Income		938,614
Capital Expenditure Reserve		12,894
Fixed Charges		255,698

For full detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Amended Revolving Credit and Term Loan Agreement, dated as of July 25, 2016 filed as Exhibit 10.5 to Form 10-Q, filed with the Securities and Exchange Commission on July 25, 2016.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 16

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2017

ACQUISITIONS
Dollars in thousands, except ABR per square foot

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR/ SF	Major Tenants

Three Months Ended 3/31/17
Outparcel building adjacent to Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	2/9/17	$1,000	5,760	100.0%	$32.83	—
Outparcel adjacent to Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	2/28/17	1,500	2.11 acres	—	—	—
Arborland Center	Ann Arbor, MI	3/1/17	102,000	403,536	96.4%	16.18	Kroger, Nordstrom Rack, Marshalls, Ulta, DSW, Starbucks
			$104,500	409,296
				/ 2.11 acres

	TOTAL - THREE MONTHS ENDED 3/31/17		$104,500	409,296
				/ 2.11 acres

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 18

DISPOSITIONS
Dollars in thousands, except ABR per square foot

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR/SF

Three Months Ended 3/31/17 (1)
Killingly Plaza	Worcester, MA-CT	2/27/17	$6,700	76,960	98.7%	$8.02
North Park	Macon, GA	3/31/17	17,200	216,795	98.8%	6.40
Perry Marketplace	Warner Robins, GA	3/31/17	11,565	179,973	78.4%	7.11
			$35,465	473,728

	TOTAL - THREE MONTHS ENDED 3/31/17		$35,465	473,728

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA			Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
1	Montebello Plaza (1)		Los Angeles-Long Beach-Anaheim, CA			Remerchandise former 99 Cents Only Store with a 30K SF Kohl's (new small format prototype)
2	Barrett Place		Atlanta-Sandy Springs-Roswell, GA			Remerchandise former Sports Authority with a 42K SF ALDI
3	Commons of Chicago Ridge (1)		Chicago-Naperville-Elgin, IL-IN-WI			Remerchandise former Office Depot with a 28K SF Ross Dress for Less
4	Columbus Center		Columbus, IN			Addition of a 9K SF ULTA adjacent to previously leased 7K SF Shoe Carnival to complete remerchandising of former MC Sports
5	Haymarket Square & Haymarket Mall		Des Moines-West Des Moines, IA			Relocate and expand Aspen Athletic Club to 25K SF and remerchandise former Aspen Athletic Club with a 23K SF Harbor Freight Tools
6	North Dixie Plaza (1)		Elizabethtown-Fort Knox, KY			Terminate dark Kmart and remerchandise with a 91K SF At Home (Garden Ridge)
7	Jeffersontown Commons		Louisville/Jefferson County, KY-IN			Remerchandise former daycare and adjacent anchor vacancy with a 31K SF Savers
8	Stony Brook I & II		Louisville/Jefferson County, KY-IN			Reconfigure approximately 15K of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
9	Hampton Village Centre (1)		Detroit-Warren-Dearborn, MI			Construction of 16K SF to accommodate expansion of existing Emagine Theatre to 64K SF
10	Crossroads Centre		St. Louis, MO-IL			Remerchandise former Hobby Lobby with a 23K SF Ruler Foods (Kroger) and a 37K SF Sky Zone
11	Highridge Plaza		New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former A&P with a 42K SF H-Mart grocer
12	Mamaroneck Centre		New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former A&P with a 12K SF CVS and a 13K SF specialty grocer
13	Wallkill Plaza (1)		New York-Newark-Jersey City, NY-NJ-PA			Combine underutilized small shop space to accommodate a 10K SF David's Bridal and relocation of existing Jenny Craig and Foeller's Mens Shop
14	Southland Shopping Center		Cleveland-Elyria, OH			Combine former Petco (relocated within center) and adjacent underutilized small shop vacancies to accommodate a 28K SF Aspire Fitness
15	Cross Keys Commons		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD			Remerchandise former Party City with an 11K SF ULTA
16	The Commons at Wolfcreek		Memphis, TN-MS-AR			Remerchandise former Sports Authority with a 44K SF Dave & Busters and a 9K SF small shop space
17	Clear Lake Camino South		Houston-The Woodlands-Sugar Land, TX			Remerchandise former Hancock Fabrics and adjacent small shop spaces with a 22K SF ALDI

		Number of Projects	Net Estimated Costs (2)	Gross Costs to Date	Expected NOI Yield (2)
	Total In Process	17	$33,100	$12,022	13% - 15%

COMPLETED ANCHOR SPACE REPOSITIONINGS - THREE MONTHS ENDED 3/31/17
1	Pointe Orlando (3)		Orlando-Kissimmee-Sanford, FL			Remerchandise ten small shop spaces with a 48K SF Main Event
2	Wilmington Island (3)		Savannah, GA			Reconfigure junior anchor and small shop space to accommodate expansion of existing Kroger to 75K SF prototype and addition of Kroger fuel center
3	Ivyridge (3)		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD			Remerchandise former A&P with a 47K SF Target
4	Northtown Plaza (3)		Houston-The Woodlands-Sugar Land, TX			Combine former Anna's Linens and RadioShack for a 16K SF dd's Discounts (Ross Dress for Less)

		Number of Projects	Net Project Costs (2)	NOI Yield (2)
	Total Completed	4	$10,487	14%

(1) Indicates project added to in process pipeline during the three months ended March 31, 2017.
(2) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(3) Indicates project completed during the three months ended March 31, 2017.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 20

OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

OUTPARCEL DEVELOPMENTS:
IN PROCESS OUTPARCEL DEVELOPMENTS
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

1	Galleria Commons	Las Vegas-Henderson-Paradise, NV	Construction of a 3K SF Corner Bakery Café outparcel	Jun-17	$700	$435	19%
2	Pilgrim Gardens	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Moe's Southwest Grill outparcel	Jun-17	400	226	25%
3	The Shoppes at Cinnaminson (2)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 2K SF Chipotle outparcel	Sep-17	1,200	1,129	9%
4	The Centre at Navarro	Victoria, TX	Construction of an 18K SF Aldi outparcel	Sep-17	400	330	38%
5	The Shoppes at North Ridgeville (2)	Cleveland-Elyria, OH	Construction of a 2K SF First Federal Bank outparcel	Dec-17	300	34	23%
6	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of existing retail space, construction of a 13K SF CVS outparcel with drive-thru and site improvements	Jun-18	3,700	645	12%
7	Springfield Place (2)	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF outparcel with a 2K SF Chipotle and additional small shop retailers	Dec-18	2,900	1,116	8%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$9,600	$3,915	13%

COMPLETED OUTPARCEL DEVELOPMENTS - THREE MONTHS ENDED 3/31/17
						Net
				Stabilization		Project
	Property Name	MSA	Project Description	Quarter		Costs (1)	NOI Yield (1)

1	Mira Mesa Mall (3)	San Diego-Carlsbad, CA	Construction of a 3K SF Habit Burger Grill outparcel	Mar-17		$990	22%
2	Coastal Way - Coastal Landing (3)	Tampa-St. Petersburg-Clearwater, FL	Construction of a 3K SF Visionworks, a 2K SF Chipotle and a 1K SF Jimmy John's outparcels	Mar-17		1,910	13%
3	Miracle Mile Shopping Plaza (3)	Toledo, OH	Construction of a 7K SF DaVita Dialysis outparcel	Mar-17		1,158	16%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$4,058	16%

NEW DEVELOPMENTS:
IN PROCESS NEW DEVELOPMENTS
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store, an 18K SF PetSmart, an 18K SF Sierra Trading Post, a 10K SF ULTA, additional 20K SF anchor space, and a 12K SF multi-tenant retail building adjacent to an existing non-owned Costco	Mar-18	$32,600	$7,975	10%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(2) Indicates project added to in process pipeline during the three months ended March 31, 2017.
(3) Indicates project completed during the three months ended March 31, 2017.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these opportunities, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 21

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross
				Property	Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	NOI Yield (1)

REDEVELOPMENTS:
IN PROCESS REDEVELOPMENTS

1	Rose Pavilion	San Francisco-Oakland-Hayward, CA	Redevelopment of recently acquired former CVS with a 29K SF Total Wine & More; redevelopment of existing retail space with a 13K SF Trader Joe’s and additional small shop space; and shopping center upgrades including façade upgrade, LED lighting, solar array installation, and common area enhancements	27	Dec-17	$14,400	$8,449	10%

2	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Redevelopment of former CVS and adjacent 2.4 acres with a 16K SF DSW and a 10K SF ULTA replacing the former CVS, solar array installation, and construction of a 4K SF Panera Bread outparcel with drive-thru	53	Dec-17	8,800	6,112	9%

3	Preston Ridge	Dallas-Fort Worth-Arlington, TX	Remerchandise and expand former Gatti-Town Pizza box with a 33K SF Nordstrom Rack, a 29K SF Saks OFF Fifth, and a 6K SF J Crew Mercantile; reconfigure existing shop space for restaurant use; and add a new grass pavilion	131	Dec-17	9,500	6,843	9%

4	Park Shore Plaza	Naples-Immokalee-Marco Island, FL	Redevelopment and densification of center including replacing former Kmart and YouFit Health Club with a 60K SF Burlington Stores, a 27K SF Saks OFF Fifth, a 19K SF Party City, and an additional 16K SF junior anchor; construction of additional small shop space including restaurant outparcels with potential for outdoor patio areas; and shopping center upgrades including façade renovations, new landscaping, and courtyard enhancements	22	Mar-18	20,800	17,037	11%

5	Green Acres	Saginaw, MI	Redevelopment of existing Kroger and underutilized adjacent spaces for a 106K SF Kroger Marketplace and 14K SF of retail space; reconfigure remaining small shop space; and shopping center upgrades including partial façade upgrade, LED lighting, and outdoor seating	28	Mar-18	5,000	537	10%

6	Erie Canal Centre	Syracuse, NY	Redevelopment of former Kmart and other vacant anchor space with a 50K SF Dick’s Sporting Goods, a 40K SF Burlington Stores, and a 26K SF Michaels; potential construction of 8K SF of small shop space and outparcel pad; and shopping center upgrades including façade renovations, LED lighting, parking realignment, new landscaping, pylon sign upgrade, and common area enhancements	11	Mar-18	15,800	7,711	8%

7	Ventura Downs (2)	Orlando-Kissimmee-Sanford, FL	Redevelopment and rebranding of center including replacing a dark anchor with a 42K SF LA Fitness and remerchandising adjacent small shop space; and shopping center upgrades including façade renovations and LED lighting	11	Jun-18	6,600	225	8%

8	Sagamore Park Centre	Lafayette-West Lafayette, IN	Redevelopment and expansion of existing Pay Less (Kroger) with a 91K SF prototype by demolishing 11K SF of underutilized small shops; remerchandise additional small shop spaces with relevant retailers including a 3K SF Pet Valu, a 2K SF Nothing Bundt Cakes, and a 2K SF T-Mobile; and shopping center upgrades including façade renovations, LED lighting, new landscaping, and common area enhancements	14	Jun-18	2,300	265	11%

9	Maple Village	Ann Arbor, MI	Redevelopment of center including replacing former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods, and a 21K SF junior anchor; construction of outparcel retail building and 4K SF endcap; and shopping center upgrades including façade renovations and common area enhancements	31	Jun-18	31,000	14,931	8%

10	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; construction of a new 4K SF outparcel; remerchandise 22K SF of underutilized space with retailers relevant to the surrounding community; and shopping center upgrades including façade renovations, LED lighting, new pylon signage, and new landscaping	14	Jun-18	5,500	277	12%

11	Mira Mesa Mall - Phase I (2)	San Diego-Carlsbad, CA
Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market and a 29K SF junior anchor space; construction of 30K SF of additional retail space; demolish existing outparcel pad to accommodate construction of a 6K SF multi-tenant retail building; addition of outdoor dining patios and gathering areas; shopping center upgrades including facade renovations, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, wireless mesh network systems, and electric vehicle charging stations
				36	Dec-20	22,400	231	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$142,100	$62,618	9%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(2) Indicates project added to in process pipeline during the three months ended March 31, 2017.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these opportunities, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	Springdale	Mobile, AL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
2	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
3	Mira Mesa Mall - Phase II (1)	San Diego-Carlsbad, CA	Redevelopment of outparcels for multiple retailers and/or restaurants, potential construction of residential rental component and enhancement of common areas
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Miami Gardens	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for new junior anchors and outparcel development
7	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, including vertical component, multiple densification opportunities, including potential residential component
8	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
9	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
10	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and reconfiguration of existing anchor and inline space, densification of site
11	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment to reorient the center, with potential outparcel development

MINOR REDEVELOPMENTS
1	Carmen Plaza (1)	Oxnard-Thousand Oaks-Ventura, CA	Reconfigure and repurpose obsolete space for national tenant merchandise mix, enhancement of common areas and sustainability upgrades
2	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Repurpose, assemble and reposition to create footprint for national tenant merchandise mix
3	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
4	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
5	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise with experiential retailers, reconfiguration of common areas for community space
7	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Addition of new anchor prototype, address obsolete space and outparcel development, enhancement of common areas
8	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Reconfiguration of existing footprint to accommodate multiple new retailers, potential outparcel development
9	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple new retailers and/or entertainment users
10	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure and repurpose obsolete space for national tenant merchandise mix, enhancement of common areas
11	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint to accommodate multiple retailers, potential entertainment uses and outparcel development
12	Speedway Super Center	Indianapolis-Carmel-Anderson, IN	Reconfiguration of existing footprint to accommodate multiple new anchors, rebranding of center, potential outparcel development
13	Webster Square Shopping Center	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing pad building to accommodate multiple new retailers
14	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Reconfigure and repurpose obsolete space with new merchandise mix
15	Ellisville Square	St. Louis, MO-IL	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
16	Bedford Grove	Manchester-Nashua, NH	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
17	Hamilton Plaza	Trenton, NJ	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
18	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with national tenant merchandise mix, potential outparcel development, enhancement of common areas
19	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reorient and repurpose anchor space and additional building to leverage power corner location, densification of site
20	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing pad building to accommodate multiple new retailers
21	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Redevelopment of existing anchor space for new anchor and in-line tenancy
22	Park Hills Plaza	Altoona, PA	Reconfigure and remerchandise obsolete space and potential outparcel development
23	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of oversized anchor, remerchandise with experiential retailers, densification of site
24	The Commons at Wolfcreek	Memphis, TN-MS-AR	Redevelopment of existing anchor space for multiple anchor retailers, potential outparcel development
25	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national tenant merchandise mix, densification of site, enhancement of common areas
26	Jester Village (1)	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site, enhancement of common areas
27	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Redevelopment of vacant anchor space with combination of anchor and small shop space, densification of site
28	The Centre at Navarro (1)	Victoria, TX	Redevelopment of existing anchor space for multiple retailers, densification of site, enhancement of common areas
29	Hanover Square	Richmond, VA	Redevelopment of anchor space, addition of multi-tenant retail outparcel building

(1) Indicates project added to pipeline during the three months ended March 31, 2017.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 23

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2017

Includes unconsolidated joint venture, Montecito Marketplace, at 100%.
Individual values herein may not add up to totals due to rounding.

PORTFOLIO OVERVIEW
Dollars in thousands, except ABR per square foot

		As of:
		3/31/17	12/31/16	9/30/16	6/30/16	3/31/16

Number of properties		510	512	514	516	518
GLA		85,961,594	86,006,794	86,295,214	86,446,148	86,669,873
Percent billed		90.4%	90.7%	90.6%	90.6%	90.4%
Percent leased		92.5%	92.8%	92.6%	92.8%	92.4%
TOTAL ≥ 10,000 SF		95.8%	96.1%	95.8%	96.4%	95.9%
TOTAL < 10,000 SF		84.8%	85.1%	85.0%	84.2%	83.9%
ABR		$965,273	$959,983	$953,696	$952,653	$951,163
ABR/SF		$13.12	$12.99	$12.90	$12.85	$12.85

PORTFOLIO BY UNIT SIZE AS OF 3/31/17
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	574	35,487,458	96.6%	97.5%	13.7%	$277,934	$9.34
20,000 – 34,999 SF	558	14,706,617	91.4%	95.0%	11.3%	138,846	10.10
10,000 - 19,999 SF	751	10,245,095	88.3%	90.8%	14.6%	117,867	12.98
5,000 - 9,999 SF	1,372	9,453,575	83.0%	86.0%	20.5%	129,434	16.57
< 5,000 SF	7,731	16,068,849	81.5%	84.0%	39.9%	301,192	22.88
TOTAL	10,986	85,961,594	90.4%	92.5%	100.0%	$965,273	$13.12

TOTAL ≥ 10,000 SF	1,883	60,439,170	93.9%	95.8%	39.6%	$534,647	$10.17
TOTAL < 10,000 SF	9,103	25,522,424	82.1%	84.8%	60.4%	430,626	20.53

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 25

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands
		Retailer	Owned Leases	Leased GLA	Percent of Total Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR	ABR/SF
	1	The Kroger Co. (1)	69	4,513,369	5.3%	$31,388	3.3%	$6.95
	2	The TJX Companies, Inc. (2)	93	2,903,625	3.4%	30,827	3.2%	10.62
	3	Dollar Tree Stores, Inc. (3)	167	1,876,005	2.2%	18,916	2.0%	10.08
	4	Publix Super Markets, Inc.	39	1,802,591	2.1%	17,049	1.8%	9.46
	5	Wal-Mart Stores, Inc. (4)	28	3,491,147	4.1%	16,486	1.7%	4.72
	6	Ahold Delhaize (5)	29	1,536,305	1.8%	16,113	1.7%	10.49
	7	Albertsons Companies, Inc. (6)	22	1,259,799	1.5%	13,579	1.4%	10.78
	8	Burlington Stores, Inc.	21	1,492,122	1.7%	11,836	1.2%	7.93
	9	Ross Stores, Inc. (7)	32	888,036	1.0%	9,930	1.0%	11.18
	10	Bed Bath & Beyond Inc. (8)	30	751,350	0.9%	9,756	1.0%	12.98
		TOP 10 RETAILERS	530	20,514,349	24.0%	175,880	18.3%	8.57

	11	Big Lots, Inc.	46	1,527,517	1.8%	9,469	1.0%	6.20
	12	PetSmart, Inc. (9)	30	652,714	0.8%	9,464	1.0%	14.50
	13	Best Buy Co., Inc.	15	613,462	0.7%	8,262	0.9%	13.47
	14	Sears Holdings Corporation (10)	19	1,835,386	2.1%	7,943	0.8%	4.33
	15	PETCO Animal Supplies, Inc. (11)	35	464,442	0.5%	7,816	0.8%	16.83
	16	Office Depot, Inc. (12)	32	700,208	0.8%	7,672	0.8%	10.96
	17	L.A. Fitness International, LLC	11	475,120	0.6%	7,349	0.8%	15.47
	18	Staples, Inc.	27	562,443	0.7%	6,968	0.7%	12.39
	19	Party City Corporation	32	469,543	0.5%	6,906	0.7%	14.71
	20	Kohl's Corporation	11	907,322	1.1%	6,743	0.7%	7.43
		TOP 20 RETAILERS	788	28,722,506	33.6%	254,472	26.5%	8.86

	21	DICK'S Sporting Goods, Inc. (13)	12	493,856	0.6%	6,702	0.7%	13.57
	22	Michaels Stores, Inc.	26	580,279	0.7%	6,516	0.7%	11.23
	23	Hobby Lobby Stores, Inc.	16	973,217	1.1%	6,485	0.7%	6.66
	24	Ascena Retail Group, Inc. (14)	56	343,775	0.4%	6,455	0.7%	18.78
	25	Mattress Firm, Inc.	47	277,184	0.3%	6,155	0.6%	22.21
	26	The Home Depot, Inc.	8	799,388	0.9%	5,755	0.6%	7.20
	27	Ulta Beauty Inc. (15)	23	260,823	0.3%	5,488	0.6%	21.04
	28	H.E. Butt Grocery Company (16)	7	419,204	0.5%	5,419	0.6%	12.93
	29	Southeastern Grocers (17)	14	653,809	0.8%	4,920	0.5%	7.53
	30	CVS Health	22	298,134	0.3%	4,863	0.5%	16.31
	31	DSW Inc.	15	285,837	0.3%	4,789	0.5%	16.75
	32	Jo-Ann Stores, Inc.	23	422,396	0.5%	4,496	0.5%	10.64
	33	Giant Eagle, Inc.	6	460,120	0.5%	4,460	0.5%	9.69
	34	Toys"R"Us, Inc. (18)	12	459,117	0.5%	4,424	0.5%	9.64
	35	Walgreen Co.	18	260,314	0.3%	4,358	0.5%	16.74
	36	Sally Beauty Holdings, Inc.	112	188,219	0.2%	4,237	0.4%	22.51
	37	Payless ShoeSource	64	194,437	0.2%	4,089	0.4%	21.03
	38	Stein Mart, Inc.	13	459,393	0.5%	4,028	0.4%	8.77
	39	Barnes & Noble, Inc.	10	224,673	0.3%	4,002	0.4%	17.81
	40	Gap, Inc. (19)	16	253,662	0.3%	3,970	0.4%	15.65
		TOTAL TOP 40 RETAILERS	1,308	37,030,343	43.1%	$356,083	37.2%	$9.62

(1) Includes Kroger-53, Harris Teeter-3, King Soopers-3, Ralphs-2, Smith's-2,			(6) Includes Vons-4, Albertsons-3, Acme-3, Randalls-3, Tom Thumb-2,				(13) Includes DICK'S Sporting Goods-9 and Golf Galaxy-3.
Pick ' N Save-2, Dillons-1, Food 4 Less-1, Ruler Foods-1 and Pay Less-1.			Dominick's-2, Shaw's-2, Jewel-Osco-1, Shop & Save Market-1 and Star Market-1.				(14) Includes dressbarn-22, Catherines-11, Lane Bryant-8,
(2) Includes T.J. Maxx-47, Marshalls-35, HomeGoods-10 and Sierra Trading Post-1.			(7) Includes Ross Dress for Less-30 and dd's Discounts-2.				Justice-7, maurices-7 and Ann Taylor-1.
Excludes Marshalls / HomeGoods and Sierra Trading Post at development property.			(8) Includes Bed Bath & Beyond-16, Harmon Face Values-6, Christmas Tree Shops-4,				(15) Excludes ULTA at development property.
(3) Includes Dollar Tree-131, Family Dollar-35 and Dollar Stop-1.			Cost Plus World Market-2 and buybuy BABY-2.				(16) Includes H-E-B-6 and Central Market-1.
(4) Includes Supercenters-14, Discount Stores-8, Walmart Neighborhood			(9) Excludes PetSmart at development property.				(17) Includes Winn-Dixie-7, BI-LO-3, Harveys-3 and Fresco y Más-1.
Market-5 and Sam's Club-1.			(10) Includes Kmart-16, Sears-2 and Sears Essentials-1.				(18) Includes Babies"R"Us-7 and Toys"R"Us-5.
(5) Includes Giant Food-9, Food Lion-7, Super Stop & Shop-7, Bottom Dollar Food-1,			(11) Includes PETCO-34 and Unleashed-1.				(19) Includes Old Navy-12, GAP Factory-3 and Banana
Hannaford-1, Martin's Food Markets-1, ShopRite-1, Stop & Shop-1 and Tops-1.			(12) Includes Office Depot-17 and OfficeMax-15.				Republic Factory-1.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 26

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR/SF				Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 3/31/17	436	2,664,063	$38,544	$14.47	$8.13	$1.14	6.2	347	2,232,859	$14.59	$12.87	13.4%
Three months ended 12/31/16	453	2,974,137	39,687	13.34	6.47	0.98	6.5	379	2,512,974	13.87	12.11	14.5%
Three months ended 9/30/16	513	3,548,517	41,899	11.81	5.02	0.79	5.5	390	2,981,503	11.38	10.26	10.9%
Three months ended 6/30/16	554	3,589,288	47,278	13.17	5.02	1.00	6.2	435	3,089,607	13.06	11.65	12.1%
TOTAL - TTM	1,956	12,776,005	$167,408	$13.10	$6.01	$0.97	6.1	1,551	10,816,943	$13.10	$11.63	12.6%

	NEW & RENEWAL LEASES ONLY
Three months ended 3/31/17	363	1,851,999	$28,038	$15.14	$11.68	$1.64	6.8	274	1,420,795	$15.54	$13.35	16.4%
Three months ended 12/31/16	376	1,989,990	28,856	14.50	9.64	1.46	7.1	302	1,528,827	15.72	13.20	19.1%
Three months ended 9/30/16	420	2,042,244	27,362	13.40	8.72	1.38	5.9	297	1,475,230	13.14	11.46	14.7%
Three months ended 6/30/16	467	2,066,939	32,408	15.68	8.73	1.74	7.1	348	1,567,258	16.25	14.06	15.6%
TOTAL - TTM	1,626	7,951,172	$116,664	$14.67	$9.64	$1.55	6.7	1,221	5,992,110	$15.18	$13.03	16.5%

NEW LEASES
Three months ended 3/31/17	152	803,958	$11,640	$14.48	$23.78	$3.61	8.6	65	442,418	$14.59	$10.67	36.7%
Three months ended 12/31/16	128	805,490	11,303	14.03	16.89	3.56	9.6	60	453,301	15.92	11.43	39.3%
Three months ended 9/30/16	191	834,401	12,955	15.53	20.83	3.37	8.4	68	267,387	18.59	14.73	26.2%
Three months ended 6/30/16	209	893,212	14,079	15.76	19.52	3.86	8.9	90	393,531	18.16	14.56	24.7%
TOTAL - TTM	680	3,337,061	$49,977	$14.98	$20.24	$3.61	8.9	283	1,556,637	$16.56	$12.57	31.7%

RENEWAL LEASES
Three months ended 3/31/17	211	1,048,041	$16,398	$15.65	$2.39	$0.14	5.4	209	978,377	$15.97	$14.57	9.6%
Three months ended 12/31/16	248	1,184,500	17,553	14.82	4.71	0.03	5.5	242	1,075,526	15.64	13.94	12.2%
Three months ended 9/30/16	229	1,207,843	14,407	11.93	0.35	—	4.1	229	1,207,843	11.93	10.73	11.2%
Three months ended 6/30/16	258	1,173,727	18,329	15.62	0.51	0.13	5.8	258	1,173,727	15.62	13.89	12.5%
TOTAL - TTM	946	4,614,111	$66,687	$14.45	$1.97	$0.07	5.2	938	4,435,473	$14.69	$13.19	11.4%

OPTION LEASES
Three months ended 3/31/17	73	812,064	$10,506	$12.94	$0.04	$—	5.0	73	812,064	$12.94	$12.02	7.7%
Three months ended 12/31/16	77	984,147	10,831	11.01	0.05	—	5.1	77	984,147	11.01	10.41	5.8%
Three months ended 9/30/16	93	1,506,273	14,537	9.65	—	—	5.0	93	1,506,273	9.65	9.09	6.2%
Three months ended 6/30/16	87	1,522,349	14,870	9.77	—	—	5.0	87	1,522,349	9.77	9.18	6.4%
TOTAL - TTM	330	4,824,833	$50,744	$10.52	$0.02	$—	5.0	330	4,824,833	$10.52	$9.88	6.5%

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 3/31/17						TTM Ended 3/31/17
		% of Leases	% of GLA	% of ABR	New ABR/SF	Rent Spread (2)		% of Leases	% of GLA	% of ABR	New ABR/SF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	14%	62%	45%	$10.58	14.2%		14%	65%	47%	$9.46	12.1%
New & Renewal Leases Only		11%	57%	40%	10.72	20.8%		9%	53%	37%	10.31	20.0%
New Leases		12%	62%	51%	11.96	54.7%		11%	52%	43%	12.20	44.4%
Renewal Leases		10%	53%	32%	9.61	1.2%		8%	53%	33%	8.96	8.7%
Option Leases		32%	74%	59%	10.32	6.2%		36%	85%	69%	8.59	5.4%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	86%	38%	55%	$20.78	12.7%		86%	35%	53%	$19.78	13.2%
New & Renewal Leases Only		89%	43%	60%	20.92	13.6%		91%	47%	63%	19.52	14.5%
New Leases		88%	38%	49%	18.58	13.8%		89%	48%	57%	18.02	21.2%
Renewal Leases		90%	47%	68%	22.36	13.6%		92%	47%	67%	20.62	12.7%
Option Leases		68%	26%	41%	20.26	9.9%		64%	15%	31%	21.10	8.8%

(1) Excludes landlord work.
(2) Comparable leases only.
Includes development properties. Excludes leases executed for terms of less than one year.
ABR/SF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 27

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	3/31/17	3/31/17	12/31/16	9/30/16	6/30/16
NEW LEASES
Weighted average over lease term:
Base rent	$15.95	$15.35	$14.81	$16.62	$16.90
Tenant improvements and allowances	(2.23)	(2.46)	(1.78)	(2.39)	(2.29)
Tenant specific landlord work	(0.31)	(0.42)	(0.34)	(0.25)	(0.25)
Third party leasing commissions	(0.39)	(0.40)	(0.37)	(0.39)	(0.40)
EQUIVALENT NET EFFECTIVE RENT	$13.02	$12.07	$12.32	$13.59	$13.96
Net effective rent / base rent	82%	79%	83%	82%	83%
Weighted average term (years)	8.9	8.6	9.6	8.4	8.9

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	41%	49%	50%	31%	36%
< 10,000 SF	59%	51%	50%	69%	64%

Includes development properties.
ABR/SF includes the GLA of lessee owned leasehold improvements.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 28

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration
M-M	397	1,274,895	1.6%	1.7%	$13.21	$13.21	20	454,704	0.8%	0.7%	$8.06	$8.06	377	820,191	3.8%	3.1%	$16.06	$16.07
2017	946	4,655,687	5.9%	6.0%	12.44	12.45	78	2,626,531	4.5%	3.7%	7.54	7.54	868	2,029,156	9.4%	8.9%	18.79	18.80
2018	1,615	9,730,839	12.2%	13.0%	12.86	12.91	208	6,054,597	10.5%	10.3%	9.06	9.08	1,407	3,676,242	17.0%	16.3%	19.11	19.24
2019	1,486	10,880,643	13.7%	13.3%	11.81	11.94	223	7,454,174	12.9%	12.1%	8.65	8.66	1,263	3,426,469	15.8%	14.9%	18.69	19.06
2020	1,338	11,819,227	14.9%	13.8%	11.26	11.50	256	8,876,362	15.3%	13.9%	8.36	8.44	1,082	2,942,865	13.6%	13.7%	20.03	20.72
2021	1,181	10,447,734	13.1%	12.8%	11.87	12.16	227	7,726,142	13.3%	12.9%	8.94	8.99	954	2,721,592	12.6%	12.8%	20.20	21.16
2022	782	8,225,534	10.3%	10.1%	11.89	12.50	197	6,387,430	11.0%	11.2%	9.36	9.58	585	1,838,104	8.5%	8.8%	20.71	22.65
2023	318	3,734,342	4.7%	4.4%	11.44	12.38	104	2,930,261	5.1%	5.0%	9.09	9.66	214	804,081	3.7%	3.7%	20.00	22.28
2024	331	3,894,434	4.9%	4.7%	11.74	12.78	91	3,045,307	5.3%	5.2%	9.20	9.78	240	849,127	3.9%	4.1%	20.85	23.52
2025	276	3,201,034	4.0%	4.4%	13.41	14.55	87	2,492,947	4.3%	5.2%	11.07	11.71	189	708,087	3.3%	3.6%	21.66	24.54
2026	318	3,252,290	4.1%	4.9%	14.53	16.04	86	2,433,454	4.2%	5.2%	11.39	12.22	232	818,836	3.8%	4.5%	23.86	27.37
2027+	457	8,407,151	10.6%	10.7%	12.28	14.08	186	7,409,952	12.8%	14.7%	10.64	11.99	271.00	997,199	4.6%	5.7%	24.47	29.62

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF	Number		% of	% of		ABR/SF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of		Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration	Leases	GLA	GLA	ABR	ABR/SF	Expiration
M-M	397	1,274,895	1.6%	1.7%	$13.21	$13.21	20	454,704	0.8%	0.7%	$8.06	$8.06	377	820,191	3.8%	3.1%	$16.06	$16.07
2017	714	2,007,267	2.5%	3.3%	15.64	15.64	27	478,433	0.8%	0.7%	7.82	7.82	687	1,528,834	7.1%	6.4%	18.09	18.09
2018	1,032	3,471,588	4.4%	5.5%	15.36	15.45	61	1,269,234	2.2%	2.1%	8.97	8.98	971	2,202,354	10.2%	9.7%	19.04	19.18
2019	866	3,133,614	3.9%	4.8%	14.76	15.08	49	1,177,840	2.0%	1.9%	8.61	8.67	817	1,955,774	9.0%	8.4%	18.47	18.94
2020	810	3,389,732	4.3%	5.0%	14.33	15.01	53	1,534,922	2.7%	2.3%	7.89	8.28	757	1,854,810	8.6%	8.5%	19.66	20.57
2021	757	2,613,653	3.3%	4.6%	16.99	17.94	39	837,055	1.4%	1.6%	9.92	10.19	718	1,776,598	8.2%	8.4%	20.32	21.59
2022	546	2,131,489	2.7%	3.7%	16.57	18.22	37	733,312	1.3%	1.4%	10.24	10.97	509	1,398,177	6.5%	6.5%	19.89	22.03
2023	433	2,148,226	2.7%	3.4%	15.06	16.52	48	978,012	1.7%	1.7%	9.23	10.11	385	1,170,214	5.4%	5.4%	19.94	21.88
2024	435	2,789,177	3.5%	3.5%	12.20	13.60	53	1,656,554	2.9%	2.3%	7.31	8.03	382	1,132,623	5.2%	5.1%	19.35	21.74
2025	346	2,427,365	3.1%	3.2%	12.76	14.25	63	1,611,995	2.8%	2.7%	8.82	9.70	283	815,370	3.8%	3.9%	20.54	23.25
2026	345	2,334,739	2.9%	3.4%	13.89	15.72	48	1,348,680	2.3%	2.2%	8.68	9.54	297	986,059	4.6%	4.8%	21.02	24.18
2027+	2,764	51,802,065	65.1%	57.9%	10.80	15.97	1,265	45,811,120	79.1%	80.6%	9.40	14.38	1,499	5,990,945	27.7%	29.9%	21.47	28.12

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 3/31/17				79.3%	85.9%

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 29

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2016 Population	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,633,045	90.2%	91.1%	$64,206	$19.58	5.9%	4.2%	6.7%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,684,984	95.1%	97.5%	29,229	19.55	1.8%	2.0%	3.0%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	4,027,052	88.1%	90.3%	45,989	13.28	3.1%	4.7%	4.8%
4	Dallas-Fort Worth-Arlington, TX	16	3,088,945	89.2%	90.8%	42,879	15.47	3.1%	3.6%	4.4%
5	Houston-The Woodlands-Sugar Land, TX	36	4,532,582	89.3%	90.4%	46,875	11.94	7.1%	5.3%	4.9%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	97.2%	99.3%	4,986	11.13	0.6%	0.5%	0.5%
7	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	27	4,276,968	93.3%	95.3%	56,709	15.86	5.3%	5.0%	5.9%
8	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,488,644	85.4%	88.6%	17,816	14.09	1.8%	1.7%	1.8%
9	Atlanta-Sandy Springs-Roswell, GA	25	3,663,048	89.9%	92.9%	36,908	11.14	4.9%	4.3%	3.8%
10	Boston-Cambridge-Newton, MA-NH	6	710,263	88.0%	96.4%	8,453	12.46	1.2%	0.8%	0.9%
	Top 10 Largest US MSAs by Population	177	27,556,791	90.2%	92.2%	354,050	14.62	34.8%	32.1%	36.7%

11	San Francisco-Oakland-Hayward, CA	2	506,576	88.7%	97.1%	9,770	24.70	0.4%	0.6%	1.0%
12	Phoenix-Mesa-Scottsdale, AZ	1	119,525	69.2%	70.3%	1,101	13.10	0.2%	0.1%	0.1%
13	Riverside-San Bernardino-Ontario, CA	4	537,088	92.7%	97.5%	7,193	15.33	0.8%	0.6%	0.7%
14	Detroit-Warren-Dearborn, MI	9	1,616,643	88.8%	92.2%	16,997	12.28	1.8%	1.9%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,651	90.0%	90.5%	13,260	13.23	1.6%	1.4%	1.4%
17	San Diego-Carlsbad, CA	3	633,896	85.3%	91.9%	11,912	21.00	0.6%	0.7%	1.2%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,402,103	93.3%	93.9%	28,632	13.75	2.9%	2.8%	3.0%
19	Denver-Aurora-Lakewood, CO	5	1,191,743	95.9%	96.5%	14,872	13.00	1.0%	1.4%	1.5%
20	St. Louis, MO-IL	4	658,665	75.9%	86.5%	4,920	8.68	0.8%	0.8%	0.5%
	Top 20 Largest US MSAs by Population	228	36,402,681	90.1%	92.4%	462,707	14.50	44.9%	42.4%	47.9%

21	Baltimore-Columbia-Towson, MD	1	218,862	100.0%	100.0%	2,652	12.12	0.2%	0.3%	0.3%
22	Charlotte-Concord-Gastonia, NC-SC	6	1,709,053	88.0%	89.5%	14,165	10.16	1.2%	2.0%	1.5%
23	Orlando-Kissimmee-Sanford, FL	6	963,156	94.1	94.7	16,025	18.02	1.2	1.1	1.7
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,932	10.76	0.2%	0.2%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	95.3%	95.3%	1,879	19.02	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,930,480	97.6%	97.7%	21,375	14.23	1.4%	2.2%	2.2%
29	Las Vegas-Henderson-Paradise, NV	3	613,061	94.4%	94.9%	8,314	16.20	0.6%	0.7%	0.9%
30	Kansas City, MO-KS	4	602,466	87.5%	88.9%	4,225	8.03	0.8%	0.7%	0.4%
31	Austin-Round Rock, TX	1	169,552	83.0%	100.0%	1,825	10.76	0.2%	0.2%	0.2%
32	Cleveland-Elyria, OH	6	1,223,440	92.0%	94.7%	12,806	11.08	1.2%	1.4%	1.3%
33	Columbus, OH	4	449,488	87.5%	89.2%	3,963	10.39	0.8%	0.5%	0.4%
34	Indianapolis-Carmel-Anderson, IN	4	881,418	80.6%	81.2%	6,320	8.86	0.8%	1.0%	0.7%
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,279,571	94.2%	95.3%	13,411	11.05	1.4%	1.5%	1.4%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,245	97.7%	99.1%	3,423	16.96	0.4%	0.2%	0.4%
38	Providence-Warwick, RI-MA	1	148,126	83.8%	83.8%	1,356	10.92	0.2%	0.2%	0.1%
39	Milwaukee-Waukesha-West Allis, WI	4	710,327	89.2%	90.1%	6,591	10.30	0.8%	0.8%	0.7%
40	Jacksonville, FL	5	827,508	82.2%	83.1%	8,168	12.36	1.0%	1.0%	0.8%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	660,013	82.9%	90.9%	8,958	15.55	0.2%	0.8%	0.9%

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 30

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2016 Population	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
43	Raleigh, NC	2	291,027	71.4%	92.2%	3,544	13.33	0.4%	0.3%	0.4%
44	Louisville/Jefferson County, KY-IN	4	707,728	96.4%	96.7%	7,162	10.75	0.8%	0.8%	0.7%
45	Richmond, VA	2	215,897	71.5%	96.8%	2,931	14.02	0.4%	0.3%	0.3%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	4	891,680	94.4%	94.4%	11,713	16.61	0.8%	1.0%	1.2%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	1	95,544	97.9%	97.9%	1,379	15.13	0.2%	0.1%	0.1%
	Top 50 Largest US MSAs by Population	305	51,499,097	90.2%	92.5%	626,824	13.93	59.8%	59.9%	64.9%

	MSAs Ranked 51 - 100 by Population	67	11,773,124	90.1%	92.0%	121,091	12.35	13.1%	13.7%	12.5%

	Other MSAs	138	22,689,373	91.1%	92.9%	217,358	11.60	27.1%	26.4%	22.5%

TOTAL		510	85,961,594	90.4%	92.5%	$965,273	$13.12	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 31

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,633,045	90.2%	91.1%	$64,206	$19.58	5.9%	4.2%	6.7%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	27	4,276,968	93.3%	95.3%	56,709	15.86	5.3%	5.0%	5.9%
3	Houston-The Woodlands-Sugar Land, TX	5	36	4,532,582	89.3%	90.4%	46,875	11.94	7.1%	5.3%	4.9%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,027,052	88.1%	90.3%	45,989	13.28	3.1%	4.7%	4.8%
5	Dallas-Fort Worth-Arlington, TX	4	16	3,088,945	89.2%	90.8%	42,879	15.47	3.1%	3.6%	4.4%
6	Atlanta-Sandy Springs-Roswell, GA	9	25	3,663,048	89.9%	92.9%	36,908	11.14	4.9%	4.3%	3.8%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,684,984	95.1%	97.5%	29,229	19.55	1.8%	2.0%	3.0%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,402,103	93.3%	93.9%	28,632	13.75	2.9%	2.8%	3.0%
9	Cincinnati, OH-KY-IN	28	7	1,930,480	97.6%	97.7%	21,375	14.23	1.4%	2.2%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	8	9	1,488,644	85.4%	88.6%	17,816	14.09	1.8%	1.7%	1.8%
	10 Largest MSAs by ABR	—	190	30,727,851	90.8%	92.5%	390,618	14.65	37.3%	35.8%	40.5%

11	Detroit-Warren-Dearborn, MI	14	9	1,616,643	88.8%	92.2%	16,997	12.28	1.8%	1.9%	1.8%
12	Orlando-Kissimmee-Sanford, FL	23	6	963,156	94.1%	94.7%	16,025	18.02	1.2%	1.1%	1.7%
13	Denver-Aurora-Lakewood, CO	19	5	1,191,743	95.9%	96.5%	14,872	13.00	1.0%	1.4%	1.5%
14	Charlotte-Concord-Gastonia, NC-SC	22	6	1,709,053	88.0%	89.5%	14,165	10.16	1.2%	2.0%	1.5%
15	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,298,479	93.6%	93.8%	13,595	13.42	1.0%	1.5%	1.4%
16	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,279,571	94.2%	95.3%	13,411	11.05	1.4%	1.5%	1.4%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,651	90.0%	90.5%	13,260	13.23	1.6%	1.4%	1.4%
18	Cleveland-Elyria, OH	32	6	1,223,440	92.0%	94.7%	12,806	11.08	1.2%	1.4%	1.3%
19	San Diego-Carlsbad, CA	17	3	633,896	85.3%	91.9%	11,912	21.00	0.6%	0.7%	1.2%
20	Hartford-West Hartford-East Hartford, CT	47	4	891,680	94.4%	94.4%	11,713	16.61	0.8%	1.0%	1.2%
	20 Largest MSAs by ABR	—	249	42,715,163	91.0%	92.7%	529,374	14.25	49.1%	49.7%	54.9%

21	Ann Arbor, MI	146	4	1,061,249	90.0%	93.4%	11,324	13.60	0.8%	1.2%	1.2%
22	Naples-Immokalee-Marco Island, FL	145	4	772,955	93.7%	95.8%	11,301	15.44	0.8%	0.9%	1.2%
23	Oxnard-Thousand Oaks-Ventura, CA	67	3	677,512	97.0%	97.0%	11,100	17.26	0.6%	0.8%	1.1%
24	Binghamton, NY	189	4	751,207	99.4%	99.8%	10,244	13.67	0.8%	0.9%	1.1%
25	San Francisco-Oakland-Hayward, CA	11	2	506,576	88.7%	97.1%	9,770	24.70	0.4%	0.6%	1.0%
26	Memphis, TN-MS-AR	42	1	660,013	82.9%	90.9%	8,958	15.55	0.2%	0.8%	0.9%
27	Vallejo-Fairfield, CA	122	1	525,067	87.0%	94.0%	8,596	17.64	0.2%	0.6%	0.9%
28	Boston-Cambridge-Newton, MA-NH	10	6	710,263	88.0%	96.4%	8,453	12.46	1.2%	0.8%	0.9%
29	Las Vegas-Henderson-Paradise, NV	29	3	613,061	94.4%	94.9%	8,314	16.20	0.6%	0.7%	0.9%
30	Jacksonville, FL	40	5	827,508	82.2%	83.1%	8,168	12.36	1.0%	1.0%	0.8%
31	Fresno, CA	56	2	436,334	98.7%	99.0%	7,739	17.92	0.4%	0.5%	0.8%
32	Port St. Lucie, FL	111	5	632,008	80.0%	84.0%	7,616	14.35	1.0%	0.7%	0.8%
33	Riverside-San Bernardino-Ontario, CA	13	4	537,088	92.7%	97.5%	7,193	15.33	0.8%	0.6%	0.7%
34	New Haven-Milford, CT	65	6	571,463	90.6%	91.0%	7,182	13.82	1.2%	0.7%	0.7%
35	Louisville/Jefferson County, KY-IN	44	4	707,728	96.4%	96.7%	7,162	10.75	0.8%	0.8%	0.7%
36	Norwich-New London, CT	177	2	433,532	98.4%	98.4%	6,934	16.26	0.4%	0.5%	0.7%
37	Milwaukee-Waukesha-West Allis, WI	39	4	710,327	89.2%	90.1%	6,591	10.30	0.8%	0.8%	0.7%
38	Indianapolis-Carmel-Anderson, IN	34	4	881,418	80.6%	81.2%	6,320	8.86	0.8%	1.0%	0.7%
39	Wilmington, NC	167	2	379,107	98.1%	98.6%	5,491	14.84	0.4%	0.4%	0.6%
40	Springfield, MA	90	3	450,701	96.1%	97.4%	5,485	14.74	0.6%	0.5%	0.6%

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 32

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
41	College Station-Bryan, TX	187	4	491,463	95.8%	96.8%	5,433	13.67	0.8%	0.6%	0.6%
42	Scranton--Wilkes-Barre--Hazleton, PA	99	2	620,309	95.8%	97.3%	5,417	20.24	0.4%	0.7%	0.6%
43	Worcester, MA-CT	58	3	512,144	80.6%	83.8%	5,330	14.73	0.6%	0.6%	0.6%
44	North Port-Sarasota-Bradenton, FL	73	4	556,862	94.2%	95.3%	5,306	10.08	0.8%	0.6%	0.5%
45	Corpus Christi, TX	115	4	564,620	90.9%	91.3%	5,185	12.09	0.8%	0.7%	0.5%
46	Dayton, OH	72	3	534,385	95.5%	96.3%	5,141	12.28	0.6%	0.6%	0.5%
47	Winston-Salem, NC	83	3	438,898	91.4%	92.1%	5,035	12.86	0.6%	0.5%	0.5%
48	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	97.2%	99.3%	4,986	11.13	0.6%	0.5%	0.5%
49	Greensboro-High Point, NC	75	1	406,768	97.6%	99.5%	4,974	14.38	0.2%	0.5%	0.5%
50	St. Louis, MO-IL	20	4	658,665	75.9%	86.5%	4,920	8.68	0.8%	0.8%	0.5%
	50 Largest MSAs by ABR	—	349	60,795,654	90.9%	92.9%	745,042	14.14	69.1%	70.6%	77.2%

51	Kansas City, MO-KS	30	4	602,466	87.5%	88.9%	4,225	8.03	0.8%	0.7%	0.4%
52	Manchester-Nashua, NH	132	2	348,189	81.0%	87.0%	4,078	23.59	0.4%	0.4%	0.4%
53	Columbus, OH	33	4	449,488	87.5%	89.2%	3,963	10.39	0.8%	0.5%	0.4%
54	Roanoke, VA	160	4	522,010	92.0%	92.0%	3,959	9.40	0.8%	0.6%	0.4%
55	Pittsfield, MA	321	1	442,354	96.9%	97.7%	3,911	20.75	0.2%	0.5%	0.4%
56	Boulder, CO	155	1	279,189	80.5%	80.5%	3,781	16.83	0.2%	0.3%	0.4%
57	Charleston-North Charleston, SC	74	3	556,809	76.0%	77.8%	3,667	8.66	0.6%	0.6%	0.4%
58	Panama City, FL	221	2	397,512	91.4%	99.2%	3,659	9.28	0.4%	0.5%	0.4%
59	Toledo, OH	91	2	606,407	83.7%	83.7%	3,597	8.96	0.4%	0.7%	0.4%
60	Spartanburg, SC	153	1	360,277	86.5%	89.3%	3,581	11.71	0.2%	0.4%	0.4%
61	Raleigh, NC	43	2	291,027	71.4%	92.2%	3,544	13.33	0.4%	0.3%	0.4%
62	Greenville-Anderson-Mauldin, SC	61	2	220,723	98.8%	98.8%	3,508	16.09	0.4%	0.3%	0.4%
63	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,245	97.7%	99.1%	3,423	16.96	0.4%	0.2%	0.4%
64	Saginaw, MI	226	2	432,508	86.3%	95.6%	3,397	11.60	0.4%	0.5%	0.4%
65	Atlantic City-Hammonton, NJ	176	1	179,199	99.1%	99.1%	3,346	18.84	0.2%	0.2%	0.3%
66	Jackson, MS	94	2	333,275	92.8%	92.8%	3,263	10.75	0.4%	0.4%	0.3%
67	Bakersfield, CA	62	1	240,328	95.7%	95.7%	3,200	14.17	0.2%	0.3%	0.3%
68	Hilton Head Island-Bluffton-Beaufort, SC	210	2	230,352	93.5%	95.0%	3,077	14.06	0.4%	0.3%	0.3%
69	Greenville, NC	239	1	233,153	96.2%	96.2%	3,024	13.48	0.2%	0.3%	0.3%
70	Traverse City, MI	284	1	411,758	99.1%	100.0%	2,959	27.42	0.2%	0.5%	0.3%
71	Des Moines-West Des Moines, IA	89	2	513,385	89.5%	94.9%	2,952	6.12	0.4%	0.6%	0.3%
72	Richmond, VA	45	2	215,897	71.5%	96.8%	2,931	14.02	0.4%	0.3%	0.3%
73	Lexington-Fayette, KY	106	2	414,960	98.1%	98.1%	2,864	7.04	0.4%	0.5%	0.3%
74	Elkhart-Goshen, IN	219	2	445,534	95.4%	95.4%	2,860	11.01	0.4%	0.5%	0.3%
75	Lafayette, LA	108	3	433,211	96.3%	96.3%	2,800	6.71	0.6%	0.5%	0.3%
76	Tullahoma-Manchester, TN	375	3	433,744	94.8%	96.3%	2,794	6.69	0.6%	0.5%	0.3%
77	Blacksburg-Christiansburg-Radford, VA	230	1	180,220	100.0%	100.0%	2,685	15.15	0.2%	0.2%	0.3%
78	Baltimore-Columbia-Towson, MD	21	1	218,862	100.0%	100.0%	2,652	12.12	0.2%	0.3%	0.3%
79	Odessa, TX	264	1	365,559	93.2%	93.2%	2,645	13.00	0.2%	0.4%	0.3%
80	Savannah, GA	137	2	224,201	75.7%	91.8%	2,624	12.93	0.4%	0.3%	0.3%
81	Lancaster, PA	103	3	236,006	98.3%	98.3%	2,544	10.96	0.6%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 33

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
82	Mobile, AL	128	1	606,731	74.4%	74.4%	2,482	9.03	0.2%	0.7%	0.3%
83	Chattanooga, TN-GA	100	2	339,426	94.7%	95.7%	2,426	8.10	0.4%	0.4%	0.3%
84	Merced, CA	178	1	147,557	100.0%	100.0%	2,422	16.41	0.2%	0.2%	0.3%
85	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	86.3%	86.6%	2,421	17.35	0.2%	0.2%	0.3%
86	Fort Wayne, IN	125	2	253,951	78.7%	81.8%	2,410	13.53	0.4%	0.3%	0.2%
87	Dover, DE	241	1	191,974	100.0%	100.0%	2,348	12.23	0.2%	0.2%	0.2%
88	Syracuse, NY	84	2	347,412	58.8%	77.9%	2,155	7.96	0.4%	0.4%	0.2%
89	Corning, NY	397	1	253,335	100.0%	100.0%	2,108	8.32	0.2%	0.3%	0.2%
90	Concord, NH	286	1	182,887	100.0%	100.0%	2,021	11.31	0.2%	0.2%	0.2%
91	Hickory-Lenoir-Morganton, NC	147	2	295,970	78.3%	81.3%	1,996	8.30	0.4%	0.3%	0.2%
92	Duluth, MN-WI	171	1	182,969	95.5%	95.5%	1,994	11.42	0.2%	0.2%	0.2%
93	Rutland, VT	532	1	224,514	98.6%	98.6%	1,970	8.90	0.2%	0.3%	0.2%
94	Altoona, PA	327	1	278,586	79.7%	79.7%	1,966	8.85	0.2%	0.3%	0.2%
95	Santa Maria-Santa Barbara, CA	119	1	179,549	100.0%	100.0%	1,955	11.74	0.2%	0.2%	0.2%
96	Pittsburgh, PA	26	1	199,079	100.0%	100.0%	1,932	10.76	0.2%	0.2%	0.2%
97	Portland-South Portland, ME	104	1	287,513	91.1%	91.1%	1,927	20.61	0.2%	0.3%	0.2%
98	Springfield, IL	212	2	178,494	88.5%	93.0%	1,908	11.50	0.4%	0.2%	0.2%
99	Tucson, AZ	53	1	168,585	82.4%	96.8%	1,893	11.60	0.2%	0.2%	0.2%
100	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	95.3%	95.3%	1,879	19.02	0.2%	0.1%	0.2%
	100 Largest MSAs by ABR	—	435	76,402,804	90.5%	92.7%	886,768	13.59	85.3%	88.9%	91.9%

	Other MSAs	—	75	9,558,790	89.5%	91.2%	78,505	9.47	14.7%	11.1%	8.1%

TOTAL		—	510	85,961,594	90.4%	92.5%	$965,273	$13.12	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 34

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR / SF	Properties	of GLA	of ABR
1	Texas	65	9,485,312	89.4%	91.1%	$106,895	$13.18	12.7%	11.0%	11.1%
2	Florida	56	8,789,186	89.9%	91.7%	105,825	13.62	11.0%	10.2%	11.0%
3	California	30	5,963,224	93.5%	96.7%	97,135	18.21	5.9%	6.9%	10.1%
4	Pennsylvania	35	5,928,793	93.4%	94.4%	67,598	14.42	6.9%	6.9%	7.0%
5	New York	33	4,341,475	90.3%	92.7%	66,279	16.85	6.5%	5.1%	6.9%
6	Illinois	24	4,863,319	87.2%	90.7%	52,530	12.41	4.7%	5.7%	5.4%
7	Georgia	35	4,865,398	87.7%	90.7%	45,199	10.47	6.9%	5.7%	4.7%
8	New Jersey	18	3,088,237	90.4%	91.9%	42,162	15.80	3.5%	3.6%	4.4%
9	Ohio	23	4,304,405	92.2%	93.3%	41,690	11.76	4.5%	5.0%	4.3%
10	North Carolina	21	4,326,922	88.9%	91.5%	41,522	11.22	4.1%	5.0%	4.3%
11	Michigan	20	4,079,873	89.8%	93.2%	40,035	12.90	3.9%	4.7%	4.1%
12	Tennessee	15	3,063,908	91.5%	94.8%	30,330	11.00	2.9%	3.6%	3.1%
13	Connecticut	14	2,183,246	93.0%	93.1%	29,437	15.52	2.7%	2.5%	3.0%
14	Kentucky	12	2,600,414	98.2%	98.3%	23,056	9.60	2.4%	3.0%	2.4%
15	Massachusetts	11	1,873,768	92.4%	94.1%	21,300	15.38	2.2%	2.2%	2.2%
16	Colorado	6	1,470,932	93.0%	93.5%	18,653	13.63	1.2%	1.7%	1.9%
17	Minnesota	10	1,471,106	89.1%	89.4%	15,754	12.76	2.0%	1.7%	1.6%
18	Indiana	12	1,977,745	84.3%	87.5%	15,616	10.19	2.4%	2.3%	1.6%
19	Virginia	11	1,446,496	87.7%	92.1%	15,147	11.93	2.2%	1.7%	1.6%
20	South Carolina	8	1,368,161	85.4%	87.1%	13,833	11.86	1.6%	1.6%	1.4%
21	Maryland	5	776,427	99.4%	99.7%	10,093	13.09	1.0%	0.9%	1.0%
22	Nevada	3	613,061	94.4%	94.9%	8,314	16.20	0.6%	0.7%	0.9%
23	New Hampshire	5	772,770	82.0%	91.6%	7,978	14.05	1.0%	0.9%	0.8%
24	Wisconsin	5	760,882	88.8%	89.7%	7,102	10.41	1.0%	0.9%	0.7%
25	Missouri	6	862,861	85.7%	86.8%	6,038	8.20	1.2%	1.0%	0.6%
26	Alabama	4	984,573	82.6%	82.6%	5,796	9.10	0.8%	1.1%	0.6%
27	Iowa	4	723,408	90.0%	94.0%	4,343	6.48	0.8%	0.8%	0.4%
28	Louisiana	4	612,250	96.8%	96.8%	3,901	6.59	0.8%	0.7%	0.4%
29	Mississippi	2	333,275	92.8%	92.8%	3,263	10.75	0.4%	0.4%	0.3%
30	Kansas	2	367,779	90.4%	93.1%	3,011	11.35	0.4%	0.4%	0.3%
31	Arizona	2	288,110	76.9%	85.8%	2,994	12.11	0.4%	0.3%	0.3%
32	Delaware	1	191,974	100.0%	100.0%	2,348	12.23	0.2%	0.2%	0.2%
33	West Virginia	2	251,500	98.8%	98.8%	2,056	8.27	0.4%	0.3%	0.2%
34	Vermont	1	224,514	98.6%	98.6%	1,970	8.90	0.2%	0.3%	0.2%
35	Maine	1	287,513	91.1%	91.1%	1,927	20.61	0.2%	0.3%	0.2%
36	Oklahoma	1	186,851	100.0%	100.0%	1,821	9.75	0.2%	0.2%	0.2%
37	Rhode Island	1	148,126	83.8%	83.8%	1,356	10.92	0.2%	0.2%	0.1%
38	New Mexico	2	83,800	100.0%	100.0%	966	11.53	0.4%	0.1%	0.1%

TOTAL		510	85,961,594	90.4%	92.5%	$965,273	$13.12	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 35

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	96.2%	$962	$13.20	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	606,731	74.4%	2,482	9.03	Sam's Club*	Big Lots, Burlington Stores, David's Bridal, Marshalls, Michaels
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	98.2%	1,555	6.83	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	87.0%	797	13.04	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	70.3%	1,101	13.10	—	LA Fitness, Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	96.8%	1,893	11.60	Sam's Club*	CareMore, JC Penney Home Store, Tuesday Morning, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	147,557	100.0%	2,422	16.41	SuperTarget*, Walmart Supercenter*	Marshalls, Petco
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,328	95.7%	3,200	14.17	Lassens Natural Foods & Vitamins	Burlington Stores, Ross Dress for Less	Hobby Lobby
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	94.4%	2,233	19.36	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,621	93.7%	1,127	17.79	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	100.0%	3,974	22.71	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	98.0%	1,294	8.94	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	95.3%	1,879	19.02	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,413	14.33	Vons (Albertsons)	Chuze Fitness
15	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	126,502	95.8%	2,636	21.76	Major Market, Trader Joe's	Rite Aid
16	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,765	14.66	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres
17	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	1,955	11.74	Vons (Albertsons)	Harbor Freight Tools, Marshalls, Michaels, Staples
18	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,193	13.68	Grocery Outlet	Fallas Paredes, Sears Outlet
19	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	98.0%	4,928	18.08	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less
20	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.6%	1,993	16.77	Barons Market	Crunch Fitness, Dollar Tree
21	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2002	356,864	96.3%	6,877	20.20	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
22	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,100	10.36	Food 4 Less (Kroger)	Ross Dress for Less, Target
23	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	97.5%	947	7.93	Save Mart	Kmart
24	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,720	33.14	—	Kohl's, Orchard Supply Hardware, Party City	Walmart
25	Rose Pavilion (2)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2017	329,003	95.5%	7,050	22.49	99 Ranch Market, Trader Joe's	Golfsmith, Macy's Home Store, Total Wine & More
26	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	97.9%	5,559	21.94	—	Marshalls, Michaels
27	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,079	7.54	—	Big Lots, Target
28	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	97.4%	4,556	27.52	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS
29	Mira Mesa Mall (2)	San Diego	CA	San Diego-Carlsbad, CA	2017	408,800	88.8%	7,863	22.63	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, Marshalls, Mira Mesa Lanes
30	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,648	22.14	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
31	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,906	26.62	Trader Joe's	Big Lots, Petco, Rite Aid
32	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	91.9%	3,215	25.67	El Super, Walmart Supercenter	LA Fitness	Target
33	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	1,990	10.63	Vons (Albertsons)	Big Lots, Heritage Hardware
34	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	96.3%	2,994	20.80	Stater Bros.	Rite Aid, Stein Mart
35	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,700	100.0%	1,023	18.04	Ralphs (Kroger)	—
36	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2017	525,067	94.0%	8,596	17.64	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Toys"R"Us, Ulta	Target
37	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	739	7.76	King Soopers (Kroger)	Arc
38	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	466,356	97.8%	6,321	13.85	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, buybuy BABY, Gordmans, Kohl's, Stein Mart
39	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	98.1%	1,555	9.20	King Soopers (Kroger)	Cinema Latino, Gen-X
40	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	90.7%	1,585	14.43	—	Chuze Fitness
41	Superior Marketplace	Superior	CO	Boulder, CO	1997	279,189	80.5%	3,781	16.83	Whole Foods Market, Costco*, SuperTarget*	Party City, T.J.Maxx, Ulta
42	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	94.9%	4,672	14.89	—	Babies"R"Us, Barnes & Noble, David's Bridal, Gordmans, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
43	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	95.9%	2,419	16.48	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
44	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,364	91.4%	2,394	24.63	Whole Foods Market	Petco
45	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	99.6%	2,533	12.93	Super Stop & Shop (Ahold)	Kohl's	Walmart
46	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,027	14.19	PriceRite (Wakefern)	—
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,775	92.4%	4,441	14.15	Sam's Club*, Walmart Supercenter*	A.C. Moore, Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Big Bob's Flooring Outlet, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Azteca	Best Buy, Home Depot, Walmart

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 36

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	—	Dollar Tree, Savers
49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	0.0%	—	—	—	—
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	98.2%	2,459	16.71	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	90.5%	1,673	17.80	—	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	92.1%	1,600	13.08	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	86.6%	2,421	17.36	—	LA Fitness, Marshalls
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	84.3%	1,187	11.22	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	96.6%	2,290	12.94	Super Stop & Shop (Ahold)	Dollar Tree, Pretty Woman	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	97.4%	4,401	19.09	—	Babies"R"Us, Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
57	North Dover Center	Dover	DE	Dover, DE	1989	191,974	100.0%	2,348	12.23	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	1987	156,361	94.1%	1,617	11.00	Publix	Sears Outlet
59	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	98.3%	3,700	16.88	—	Bed Bath & Beyond, Belk, hhgregg, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
60	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	98.6%	983	13.22	Publix	—	Target
61	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	98.3%	6,403	22.80	Costco*, SuperTarget*	David's Bridal, hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
62	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	83.8%	3,126	14.05	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness
63	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	84,988	88.5%	1,488	19.77	—	Broward County Library, CVS
64	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	98.7%	1,339	7.28	Publix	—
65	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	96.9%	1,744	11.47	Publix	Bealls Outlet
66	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	96.0%	792	15.02	Publix	—
67	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,750	11.17	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx
68	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	88.4%	741	9.60	Winn-Dixie (Southeastern Grocers)	Family Dollar
69	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	71.5%	1,751	8.07	—	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Hard Knocks, Ollie's Bargain Outlet
70	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	1,923	17.62	—	Best Buy, David's Bridal, Restoration Hardware
71	Ventura Downs (2)	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2017	98,191	98.6%	1,283	13.26	—	LA Fitness
72	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	98.6%	2,286	17.36	Walmart Neighborhood Market	Walgreens
73	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	95.6%	1,915	11.31	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx
74	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,931	83.1%	1,933	21.16	Publix	—
75	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	72.0%	3,549	18.22	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less
76	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	98.8%	2,570	10.63	Fresco y Más (Southeastern Grocers)	Ross Dress for Less
77	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	1,947	9.19	Publix	—
78	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,572	18.01	Publix	Marshalls, Office Depot, PGA TOUR Superstore
79	Park Shore Plaza (2)	Naples	FL	Naples-Immokalee-Marco Island, FL	2017	249,390	94.5%	3,849	16.71	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth
80	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	96.8%	971	12.36	Publix	Zone Fitness Club
81	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1966	246,980	97.1%	2,459	10.70	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket, YouFit Health Club
82	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	95.2%	923	10.96	Sedano's	Family Dollar
83	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	46.5%	378	32.87	—	Miller's Orange Park Ale House
84	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	99.4%	2,388	17.04	—	Burlington Stores, LA Fitness	Target
85	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	984	13.06	Publix	—
86	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	93.4%	1,065	15.57	—	Office Depot
87	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1997	417,444	90.9%	8,561	24.02	—	Main Event, Regal Cinemas
88	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	732	11.86	Publix	—
89	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	158,142	91.6%	2,655	18.33	—	Coastal Care, Walgreens
90	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	96.6%	1,233	12.92	Publix	—
91	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	100.0%	2,426	8.12	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx
92	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	89.5%	1,205	9.43	—	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom	Hobby Lobby
93	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	84.2%	1,914	13.96	Publix	Fortis Institute, Walgreens
94	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	91.7%	1,087	12.45	Winn-Dixie (Southeastern Grocers)	Dollar Tree
95	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	558	10.26	Winn-Dixie (Southeastern Grocers)	—
96	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	88.1%	633	18.23	SuperTarget*	The Zoo Health Club

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 37

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

97	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	94.2%	1,729	12.97	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens
98	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,045	12.11	Publix	Big Lots, Crunch Fitness, HomeGoods
99	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,845	71.8%	1,233	13.12	Publix	—
100	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1964	156,579	96.5%	1,246	8.25	—	Bealls Outlet, Burlington Stores, T.J.Maxx
101	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	261,061	94.2%	3,375	13.72	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco
102	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	134,324	86.1%	1,703	14.73	Publix	CVS, Dollar Tree
103	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,760	98.3%	1,605	17.05	Publix	Bealls Outlet, Pet Supermarket
104	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	95.9%	1,256	8.75	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots
105	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	79.1%	736	8.40	—	Dollar Tree
106	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	78.9%	1,525	9.23	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s
107	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	65.9%	1,228	12.32	Publix	Family Dollar, Flooring USA
108	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	100.0%	1,326	12.04	Patel Brothers	Dollar Tree, LA Fitness	Walmart
109	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,258	93.1%	1,419	16.53	Publix	Rarehues
110	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	95.9%	1,268	14.59	—	Deal$, Ross Dress for Less, Lumber Liquidators
111	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.6%	2,166	15.22	Publix	Petco, T.J.Maxx, Ulta
112	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.3%	920	7.07	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx
113	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	85.9%	612	6.49	Publix	Bealls Outlet
114	Governors Towne Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	98.8%	1,179	17.38	Publix	—
115	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	542	6.32	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet
116	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	98.6%	5,306	20.20	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx, Ulta	Toys"R"Us
117	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	84.0%	810	5.83	—	Belk, Roses
118	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	442,201	87.8%	4,401	11.50	City Farmers Market	dd's Discounts (Ross)
119	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	68.3%	1,090	7.68	—	Burlington Stores, Dollar Tree
120	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	97.8%	514	7.94	Food Depot	Family Dollar
121	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	92.0%	1,035	14.23	Publix	—
122	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	76.5%	547	8.59	Kroger	—
123	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	96.7%	2,037	12.29	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, Mattress Firm, PetSmart, Value Village	The Home Depot
124	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	87.3%	755	6.76	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres
125	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,092	6.62	Ingles	Kmart
126	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	88.7%	692	11.60	Publix	—
127	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	79.9%	990	13.06	Kroger	—
128	Northside	Dalton	GA	Dalton, GA	2001	73,931	92.8%	558	8.14	Food City	Family Dollar
129	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.8%	779	11.03	Publix	—
130	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,494	85.7%	664	16.67	Kroger*	—
131	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	94.5%	688	7.67	Kroger	—
132	Westgate	Dublin	GA	Dublin, GA	2004	110,738	96.0%	677	6.60	Harveys (Southeastern Grocers)	Bealls Outlet, Big Lots	The Home Depot
133	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,564	10.08	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
134	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	81.1%	1,064	8.67	Food Depot	Cinemark, Staples
135	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,385	10.90	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall
136	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	97.9%	1,301	13.69	Publix	—
137	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	86.6%	1,218	13.29	Publix	—
138	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	239,013	90.6%	1,096	5.06	—	Dollar Tree, Kmart, Ollie's Bargain Outlet, Planet Fitness
139	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	100.0%	556	10.11	—	Marshalls
140	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	84.1%	951	10.00	Kroger	—
141	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	86.7%	1,734	12.96	Kroger	J. Christopher's
142	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	88.5%	510	8.26	Food Depot	—
143	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	82.2%	268	19.41	Walmart Supercenter*	—
144	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	94.9%	979	9.79	—	PGA TOUR Superstore
145	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	91.5%	1,665	15.20	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
146	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	97.6%	2,837	15.45	Kroger	—
147	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	98.3%	1,756	5.14	Walmart Supercenter	Hobby Lobby, NCG Cinemas

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 38

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

148	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	92.0%	959	10.27	Kroger	—
149	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	90.1%	643	6.28	Hy-Vee	—
150	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,680	98.0%	1,411	6.04	—	Burlington Stores, Harbor Freight Tools, Hobby Lobby
151	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	92.2%	1,541	6.20	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot
152	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,310	93.4%	748	8.80	Hy-Vee	—	Target
153	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	100.0%	3,340	16.75	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, hhgregg, Kirkland's, Petco, Ulta
154	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.1%	2,133	14.64	—	Savers, XSport Fitness	Kohl's
155	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	95.2%	323	5.84	Kroger	—
156	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	100.0%	423	6.63	—	Big Lots, Dollar General
157	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,298	91.1%	1,964	10.88	Shop & Save Market	Hobby Lobby, Walgreens
158	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	93.9%	4,257	15.05	—	Marshalls, Office Depot, The Home Depot, Ross Dress for Less, XSport Fitness
159	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	548,531	94.2%	6,247	13.15	Ultra Foods	AMC, Best Buy, Five Below, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
160	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	86.3%	2,368	10.05	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
161	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	93.1%	2,022	16.49	—	Walgreens
162	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,752	89.5%	1,874	8.62	Ruler Foods (Kroger)	Big Lots, Plato's Closet, Sky Zone, T.J.Maxx
163	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	95.2%	1,412	12.94	Jewel-Osco (Albertsons)	Ace Hardware
164	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	503	6.49	Cub Foods (Supervalu)	—
165	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	326,422	93.0%	2,744	9.35	Tony's Finer Foods	Big Lots, LA Fitness, Sears Outlet	Value City
166	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	98.6%	2,846	16.82	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
167	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,755	95.9%	1,520	14.84	Sunset Foods	—
168	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	240,096	81.9%	1,794	9.13	Ultra Foods	David's Bridal, Jo-Ann Fabric & Craft Stores, Office Depot
169	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	84.9%	1,546	16.30	Jewel-Osco	—
170	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	680,553	86.7%	7,705	13.51	—	Art Van Furniture, Big Lots, buybuy BABY, Gordmans, hhgregg, Marshalls, Old Navy, Party City, Star Cinema Grill, Turk Furniture, Ulta
171	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	93.9%	776	9.67	Kroger	—
172	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	96.3%	1,998	17.68	—	LA Fitness, Regal Cinemas
173	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	734	6.58	Hy-Vee	Eye Surgeons Associates
174	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	85.9%	583	17.51	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
175	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,757	94.9%	1,325	9.99	Schnucks	U.S. Post Office
176	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	69.2%	2,093	12.19	Walt's Fine Foods	Planet Fitness, Tile Shop
177	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	78.1%	864	8.46	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet
178	Columbus Center	Columbus	IN	Columbus, IN	1964	143,043	100.0%	1,687	11.79	—	Big Lots, OfficeMax, T.J.Maxx, ULTA	Target
179	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	85.8%	527	37.19	Martin's Super Market	CVS
180	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,871	17.44	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
181	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	97.6%	2,333	9.50	Sam's Club	Walmart
182	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	84.1%	765	8.49	Kroger	—
183	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	657	9.18	Save-A-Lot	Citi Trends
184	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	85.0%	357	14.01	Walmart Supercenter*	Aaron's
185	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	90.4%	731	8.81	Martin's Super Market	—
186	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,788	68.3%	539	7.60	Kroger	Go Workout
187	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	1960	571,967	79.0%	4,034	8.98	Kroger	Kohl's, Oak Street Health Center, Petco, Sears Outlet, T.J.Maxx
188	Sagamore Park Centre (2)	West Lafayette	IN	Lafayette-West Lafayette, IN	2017	132,027	98.2%	1,251	9.65	Pay Less (Kroger)	—
189	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	155,518	89.5%	1,233	8.86	Hy-Vee	—
190	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	212,261	95.7%	1,778	14.11	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
191	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	198,315	99.0%	1,424	7.25	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
192	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,043	7.99	—	At Home
193	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	686,286	98.7%	7,346	13.61	Kroger	Barnes & Noble, Burlington Stores, David's Bridal, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
194	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	100.0%	780	5.98	Food Lion (Delhaize)	Kmart
195	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	94.8%	1,779	9.49	—	King Pin Lanes, Louisville Athletic Club, Savers

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

196	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	99.3%	1,565	7.26	—	Gabriel Brothers, Walmart
197	London Marketplace	London	KY	London, KY	1994	169,032	99.1%	1,118	6.68	Kroger	Goody's, Kmart
198	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,951	11.15	Kroger	Petco
199	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	93.1%	1,524	10.45	Kroger	Annie's Attic, Tuesday Morning
200	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.4%	1,908	12.08	Kroger Marketplace	—
201	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,319	8.08	—	Books-A-Million, Hobby Lobby, Office Depot
202	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	96.7%	1,299	6.79	—	Kmart
203	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	313	3.54	Super 1 Foods	dd's Discounts (Ross)
204	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	99.0%	886	6.79	Super 1 Foods	—
205	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	98.5%	1,601	8.07	—	Big Lots, Citi Trends, Stage, T.J.Maxx
206	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,101	6.29	Super 1 Foods	—
207	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	132,989	97.1%	1,032	7.99	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot
208	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	74,800	100.0%	2,059	27.53	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
209	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	151,003	100.0%	2,777	19.05	Walmart Supercenter*	Marshalls, Party City, Staples
210	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,795	94.6%	1,505	11.87	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot
211	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	91.0%	3,103	12.07	Shaw's (Albertsons)	Barnes & Noble, Michaels, Petco, Staples, T.J.Maxx
212	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	76.5%	310	15.89	Hannaford Bros. (Delhaize)*	—	Walmart
213	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	100.0%	1,237	15.85	Shaw's (Albertsons)	Rainbow
214	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	98.7%	2,246	12.45	Star Market (Albertsons)	Marshalls, Ocean State Job Lot
215	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,354	97.7%	3,911	20.75	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
216	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	98.7%	1,203	12.08	—	Ocean State Job Lot, Staples, T.J.Maxx
217	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	204,038	74.7%	1,917	22.49	Super Stop & Shop (Ahold)	Citi Trends, Fallas Paredes
218	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,809	19.59	—	Best Buy, Old Navy, Petco, Ross Dress for Less
219	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	743	29.10	—	—
220	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	99.3%	3,084	10.61	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
221	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	1962	218,862	100.0%	2,652	12.12	Walmart Supercenter	Marshalls
222	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1998	146,852	100.0%	1,805	12.58	Martin's Food (Ahold)	Big Lots
223	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	91.1%	1,927	20.61	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's
224	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,206	16.18	Kroger	Bed Bath & Beyond, DSW, Marshalls, Michaels, Nordstrom Rack, Ulta
225	Maple Village (2)	Ann Arbor	MI	Ann Arbor, MI	2017	287,387	84.9%	3,153	12.92	Plum Market	Dunham's Sports, HomeGoods, Sierra Trading Post, Stein Mart
226	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	898	10.52	VG's Food (SpartanNash)	ACE Hardware
227	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	810	10.24	—	Dollar Tree, Ollie's Bargain Outlet, True Value
228	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	160,943	87.5%	1,806	12.82	VG's Food (SpartanNash)	Dunham's Sports, Glik's
229	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	79.8%	601	7.56	D&W Fresh Market (SpartanNash)	—
230	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	96.1%	1,517	8.48	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness
231	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	110,997	84.9%	1,434	16.64	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
232	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	285,386	96.0%	2,634	9.61	Kroger	Ace Hardware, Burlington Stores, CW Price, Dollar Tree
233	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,137	93.6%	5,816	17.48	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, T.J.Maxx, Ulta	Target
234	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	1,861	10.07	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools
235	Green Acres (2)	Saginaw	MI	Saginaw, MI	2017	247,773	92.4%	1,536	14.22	Kroger	Planet Fitness, Rite Aid
236	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	79.0%	2,015	14.53	—	Gander Mountain, Michaels, Old Navy, Ulta
237	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	98.5%	1,169	11.67	—	Party City, Planet Fitness	Burlington Stores
238	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	100.0%	1,435	14.11	—	O'Reilly Auto Parts, Planet Fitness
239	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,020	6.59	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports, Tenpenny Furniture
240	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	411,758	100.0%	2,959	27.42	Walmart Supercenter	Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta
241	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	72.0%	1,200	10.23	—	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
242	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	96.9%	1,129	13.04	Walmart Supercenter	Harbor Freight Tools, Ollie's Bargain Outlet
243	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	836	7.04	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
244	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	97.6%	2,044	16.76	SuperTarget*	Best Buy, Dollar Tree, Walgreens

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

245	Austin Town Center	Austin	MN	Austin, MN	1999	108,486	67.5%	500	8.59	ALDI	Jo-Ann Fabric & Craft Stores
246	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	95.5%	1,994	11.42	—	Best Buy, David's Bridal, Dunham's Sports, Jo-Ann Fabric & Craft Stores, T.J.Maxx
247	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	92.0%	2,023	10.73	Cub Foods (Jerry's Foods)	OfficeMax
248	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	91.5%	1,336	16.60	Cub Foods (Supervalu)*	—
249	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	87.9%	2,193	11.69	Rainbow Foods (Jerry's Foods)	FLEX Academy, Marshalls, Michaels
250	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	57.2%	628	15.79	Cub Foods (Jerry's Foods)*	Dollar Tree
251	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,505	96.9%	1,772	15.98	Fresh Thyme Farmers Market	Marshalls
252	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	91.6%	2,561	12.76	Cub Foods (Supervalu)	Planet Fitness, T.J.Maxx, Valu Thrift Store
253	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	98.4%	703	9.77	Festival Foods	Dollar Tree
254	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,006	65.3%	1,119	12.51	—	Michaels, Party City, Tuesday Morning
255	Clocktower Place	Florissant	MO	St. Louis, MO-IL	1987	207,317	94.5%	1,453	7.53	ALDI	Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
256	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	89.5%	793	5.91	Price Chopper	—
257	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	90.7%	1,283	8.75	Price Chopper	Ace Hardware
258	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	85.1%	916	8.62	Price Chopper	—
259	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	474	7.08	Shop 'n Save (Supervalu)	—
260	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	98.8%	1,064	10.13	Kroger	—
261	County Line Plaza	Jackson	MS	Jackson, MS	1997	221,127	89.7%	2,199	11.09	—	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning
262	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,542	14.77	—	Burlington Stores, Dollar Tree, REI
263	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	273,398	89.8%	3,183	12.96	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Wearhouse, Staples
264	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	90.5%	1,835	8.74	Patel Brothers	Big Lots, Gabe's, The Home Depot, Value City Furniture
265	Macon Plaza	Franklin	NC	—	2001	92,787	94.1%	474	10.50	BI-LO (Southeastern Grocers)	Peebles
266	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	87.6%	2,002	12.40	Kroger	OfficeMax, PetSmart	Target, The Home Depot
267	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	73.5%	2,664	13.12	Walmart Supercenter*	Best Buy, Dollar Tree, Michaels, Ross Dress for Less
268	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	99.5%	4,974	14.38	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart, Rainbow	Ross Dress for Less, Target
269	University Commons	Greenville	NC	Greenville, NC	1996	233,153	96.2%	3,024	13.49	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
270	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,750	9.14	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet
271	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.6%	920	3.69	Walmart Supercenter	Dollar Tree
272	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	47.0%	246	5.01	Ingles	—
273	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,380	15.13	—	Person County Health & Human Services
274	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.1%	3,737	10.90	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
275	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	71.2%	612	10.78	Food Lion (Delhaize)	Family Dollar
276	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	98.8%	2,134	6.35	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply
277	Anson Station	Wadesboro	NC	—	1988	132,353	62.6%	519	6.27	Food Lion (Delhaize)	Peebles, Tractor Supply Co.
278	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	97.5%	1,985	14.56	—	OfficeMax, PetSmart, Sportsmans Warehouse	Target
279	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.3%	3,506	15.00	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
280	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	100.0%	1,238	14.96	Harris Teeter (Kroger)	—
281	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	89.1%	2,819	11.74	Super Compare Foods	Big Lots, Citi Trends, Office Depot
282	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	978	14.27	—	Golf Galaxy, Mattress Firm, OfficeMax
283	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	79.1%	1,724	32.87	—	Boston Interiors, Walmart
284	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,021	11.31	DeMoulas Supermarkets	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls
285	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,354	19.55	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
286	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	78.7%	406	6.13	—	Jo-Ann Fabric & Craft Stores, NH1 MotorPlex	Cardi's Furniture, Ocean State Job Lot
287	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	100.0%	1,473	9.82	Market Basket (DeMoulas Supermarkets)	T.J.Maxx
288	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	67.1%	1,047	6.87	—	Kmart, Planet Fitness
289	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	298,309	95.1%	4,177	21.82	ShopRite	Burlington Stores, Ross Dress For Less
290	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	—
291	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	250,408	97.5%	2,264	9.27	—	Kmart, LA Fitness, Staples
292	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	148,919	98.0%	1,069	7.33	—	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness
293	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	89.5%	1,496	13.14	Super Stop & Shop (Ahold)	—

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

294	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	201,010	99.2%	3,158	15.83	Gourmet Glatt Market	Dollar Tree
295	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	332,671	97.5%	5,593	17.25	—	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx
296	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	87.7%	3,421	20.09	ShopRite	Petco, Rite Aid
297	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	88.5%	1,124	30.62	ShopRite	—
298	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	91.2%	3,914	17.44	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness
299	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	97.6%	2,981	19.15	—	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls
300	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,330	92.0%	1,514	11.65	ShopRite*	JC Penney, Peebles, PetSmart
301	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,346	18.84	ShopRite	Pier 1 Imports, Staples
302	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	32,209	100.0%	389	12.08	ShopRite	—
303	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	80.1%	1,341	17.01	Acme (Albertsons)*	Dollar Tree, WOW! Fitness
304	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	92.0%	3,184	16.56	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA
305	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,638	82.2%	722	15.52	—	CVS, Dollar Tree
306	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	460	12.85	—	Walgreens
307	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	—	—
308	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	1998	278,411	100.0%	3,226	11.73	—	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
309	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	100.0%	3,811	30.46	Smith's (Kroger)	T.J.Maxx
310	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	1981	144,216	78.4%	1,277	11.29	—	Savers
311	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,644	29.48	—	Minado, Stew Leonard's Wines, T.J.Maxx
312	Erie Canal Centre (2)	Dewitt	NY	Syracuse, NY	2017	116,488	100.0%	1,448	12.43	—	Burlington Stores, Dick's Sporting Goods, Michaels
313	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,423	21.09	Acme (Albertsons) *	True Value
314	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	27.8%	692	29.47	BJ's Wholesale*, Walmart Supercenter*	—	Kohl's
315	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	92.6%	1,892	26.37	Wild by Nature Market*	Ace Hardware	Rite Aid
316	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	98.0%	2,984	15.73	—	Burlington Stores, Dollar Tree, K&G Fashion Superstore
317	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	90.3%	1,643	9.81	Wegmans	Peebles, PetSmart, Tractor Supply Co.
318	McKinley Plaza	Hamburg	NY	Buffalo-Cheektowaga-Niagara Falls, NY	1991	95,544	97.9%	1,379	15.13	Wegmans*	A.C. Moore, David's Bridal, T.J.Maxx
319	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	191,441	100.0%	6,468	34.52	Best Mart, H-Mart	Christmas Tree Shops, Rite Aid, T.J.Maxx
320	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,108	8.32	Wegmans	Dollar Tree, Walmart
321	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,830	85.0%	1,639	9.42	—	Big Lots, Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value
322	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,942	97.4%	1,688	24.09	Key Food Marketplace	T.J.Maxx
323	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	94.9%	535	33.17	Trader Joe's	—
324	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	57.2%	926	26.47	—	Advance Auto Parts
325	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	230,924	66.7%	707	4.59	—	Big Lots, Kmart	Raymour & Flanigan
326	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1976	24,978	49.0%	514	42.02	—	CVS
327	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,751	13.56	Super Stop & Shop (Ahold)	Planet Fitness, Savers
328	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	98.4%	2,136	10.66	—	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby
329	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,890	15.49	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
330	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	100.0%	6,513	25.89	A Matter of Health	Barnes & Noble, Lemon Pop, Marshalls, Modell's Sporting Goods, Petco
331	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	31,870	94.9%	1,284	42.47	—	Harmon Discount
332	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	95.9%	2,449	20.76	—	Dollar Tree, HomeGoods
333	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.71	North Shore Farms	—
334	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	98.9%	1,781	18.17	Best Yet Market	CVS, T.J.Maxx
335	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,099	26.40	—	HomeGoods, Rite Aid
336	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	85.1%	1,367	21.59	Price Chopper	Family Dollar
337	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	95.6%	3,013	17.96	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
338	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	100.0%	1,874	11.66	—	Olum's Furniture & Appliances, Rite Aid, Staples
339	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	204,954	100.0%	2,179	10.63	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart, Target	Target
340	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,485	16.08	—	HomeGoods, Michaels, Old Navy
341	Town Square Mall	Vestal	NY	Binghamton, NY	1991	293,181	99.4%	4,706	16.15	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta
342	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Red Robin Gourmet Burger	Lowe's

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

343	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	94.5%	2,243	26.83	H-Mart	—
344	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	93.2%	1,824	14.14	Giant Eagle	—	The Home Depot
345	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	87.7%	1,469	10.66	Giant Eagle, Marc's	—
346	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	94.4%	2,234	16.81	Kroger	Mattress Express, Petco, Planet Fitness
347	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	96.8%	1,399	8.77	Kroger	Pet Supplies Plus
348	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	98.5%	3,457	13.91	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx
349	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	314,754	99.6%	3,833	12.57	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
350	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	93.8%	950	30.30	Kroger	—
351	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	95.9%	1,374	9.89	Kroger	Dollar Tree, Planet Fitness
352	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	84.8%	1,148	11.16	Kroger	—
353	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	151	9.50	Kroger*	—
354	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	98.1%	4,288	14.04	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture
355	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	90.9%	739	5.62	—	Dollar Tree, Harbor Freight Tools
356	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	96.6%	6,626	9.91	BJ's Wholesale Club, Giant Eagle, Marc's	Aspire Fitness, Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City
357	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,037	15.09	—	Ollie's Bargain Outlet, Sears Outlet
358	The Shoppes at North Ridgeville	North Ridgeville	OH	Cleveland-Elyria, OH	2002	59,852	100.0%	887	14.82	—	Pat Catan's Craft Centers
359	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.8%	2,156	25.27	Kroger	Marshalls
360	Market Place	Piqua	OH	Dayton, OH	1972	182,487	93.9%	702	7.21	Kroger	Roses
361	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	85.8%	1,193	9.58	—	Ashley Furniture, Citi Trends, Michaels
362	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	685	7.66	Giant Eagle	—	Lowe's, Target
363	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	82.3%	1,971	12.84	Kroger	Aspire Fitness, Big Lots, Harbor Freight Tools
364	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	85.2%	1,626	6.56	Kroger	Big Lots, Planet Fitness, Shopper's World
365	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	115,097	84.7%	1,693	17.37	—	Bed Bath & Beyond, OfficeMax, Petco	Kohl's, Lowe's, Target
366	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	248	16.30	Kroger*	—	The Home Depot
367	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,821	9.75	—	Conn's, David's Bridal, Drysdales Western Wear, PetSmart	Best Buy, JC Penney Home Store
368	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,613	18.84	Giant Food (Ahold)	CVS, Dollar Tree
369	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	278,586	79.7%	1,966	8.86	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival, Toys"R"Us
370	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	746	10.60	Redner's Warehouse Market	—	Premiere Storage
371	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,932	10.76	Giant Eagle	Walmart
372	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	100.0%	3,941	15.24	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
373	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	378,358	97.3%	3,434	11.69	Giant Food (Ahold)	Big Lots, Citi Trends, Dollar Tree, Gold Gyms, Mega Marshalls, PetSmart, Rite Aid, Staples, Wells Fargo, Wines & Spirits
374	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	283,153	95.2%	2,318	8.60	Walmart Supercenter	Ollie's Bargain Outlet
375	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	77.7%	435	12.15	—	—
376	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.4%	2,429	17.71	Giant Food (Ahold)	Tuesday Morning
377	Collegeville Shopping Center (2)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2017	111,210	67.7%	988	13.13	Kimberton Whole Foods	Pep Boys, Rascal Fitness
378	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,491	22.10	Giant Food (Ahold)	Wine & Spirits Shoppe
379	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,078	10.26	—	Chuck E. Cheese's, Mealey's Furniture
380	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	100.0%	3,390	17.02	—	Dollar Tree, Dick's Sporting Goods, hhgregg, Party City, PetSmart, T.J.Maxx, The Home Depot
381	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	1994	153,088	93.3%	1,823	13.02	Giant Food (Ahold)	Dollar Tree, Rite Aid, Tractor Supply Co.
382	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	100.0%	3,390	14.26	—	Kohl's, Marshalls, Regal Cinemas
383	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	100.0%	1,236	16.43	—	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office
384	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,576	95.6%	809	9.89	Weis Markets	Anytime Fitness, National Auto Stores, Wine & Spirits
385	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	185	13.55	—	SGS Paper
386	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	87.9%	1,759	9.32	Giant Food (Ahold)	Citi Trends
387	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	97.3%	1,054	7.64	—	Big Lots, Ollie's Bargain Outlet
388	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	99.3%	1,288	12.15	Giant Food (Ahold)	—
389	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	93.3%	582	20.92	—	—
390	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	73.2%	846	21.63	Weis Markets*	—
391	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	95.2%	525	8.38	Grocery Outlet	Family Dollar

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

392	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	176,952	84.6%	3,906	26.09	McCaffrey's	Pier 1 Imports
393	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	96.3%	728	10.08	Redner's Warehouse Market	—
394	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	96.1%	2,471	24.17	—	Dollar Tree, Target, Wine & Spirits
395	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1964	561,863	97.0%	7,807	33.63	—	Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less
396	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,402	7.94	Redner's Warehouse Market	French Creek Outfitters, Staples
397	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	100.0%	1,557	10.45	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet
398	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	415	9.95	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City
399	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,417	15.63	ShopRite	A.C. Moore, Kohls, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
400	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	731	11.53	Musser's Markets	Hallmark	Kmart
401	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	79.2%	2,879	11.54	Redner's Warehouse Market	Dollar Tree, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples
402	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	94.6%	2,027	29.59	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival
403	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	83.8%	1,356	10.92	Super Stop & Shop (Ahold)	Marshalls, Planet Fitness
404	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	93.7%	2,254	14.57	Kroger	Stein Mart
405	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,573	17.53	BI-LO (Southeastern Grocers)	—
406	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	98.2%	823	12.84	BI-LO (Southeastern Grocers)	—
407	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	100.0%	1,390	8.43	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning
408	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	78.4%	2,193	8.72	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet
409	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	12.0%	84	11.67	—	—
410	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.0%	1,935	15.08	—	Ross Dress for Less, T.J.Maxx	Target
411	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	89.3%	3,581	11.71	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart
412	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	89.6%	1,464	11.31	Kroger	Citi Trends
413	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	550	10.84	Food Lion (Delhaize)	—
414	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	98.9%	2,646	10.18	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends
415	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	98.8%	3,312	10.12	—	Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
416	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	97.7%	1,003	14.62	Publix	—
417	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	96.0%	1,611	12.35	—	Belk, Burkes Outlet, JC Penney, Kmart
418	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1989	267,558	92.5%	2,795	11.45	Publix	Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
419	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	97.7%	1,876	7.54	Walmart Supercenter	Goody's	Lowe's
420	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,130	9.47	—	Babies"R"Us, Badcock Home Furniture, Sears Outlet
421	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	100.0%	384	8.89	Food Lion (Delhaize)	—
422	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	660,013	90.9%	8,958	15.55	—	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, hhgregg, Office Depot, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
423	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	85.4%	1,130	11.59	Kroger	Aaron's
424	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,061	12.22	Kroger	—	Walgreens
425	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,246	6.95	Walmart Supercenter	Dollar Tree
426	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	93.8%	1,164	5.96	Walmart Supercenter	Goody's
427	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	86.4%	285	7.96	—	Bealls (Stage Stores), Family Dollar
428	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	1993	420,550	100.0%	4,084	9.71	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less
429	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	169,552	100.0%	1,825	10.76	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
430	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	82.4%	875	11.07	—	24 Hour Fitness
431	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	850	16.68	H-E-B	—
432	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	653	9.11	El Ahorro Supermarket	Dollar Tree, Family Dollar
433	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	328	6.47	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
434	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	1,017	8.15	—	Tops Printing
435	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	99.0%	832	8.65	—	Walgreens
436	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,847	98.0%	2,710	16.01	—	OfficeMax, Spec's Liquors, Wally's Party Factory	Kohl's
437	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,378	26.18	Kroger	CVS
438	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	75.3%	629	9.76	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

439	Five Points	Corpus Christi	TX	Corpus Christi, TX	1985	276,368	93.2%	3,226	12.72	—	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less
440	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	97.3%	535	8.30	Fiesta Mart	Family Dollar
441	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	49.8%	513	14.95	—	Family Dollar
442	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	441	9.69	—	Big Lots, O'Reilly Auto Parts
443	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	96.4%	1,054	10.53	El Rio Grande Latin Market	Family Dollar
444	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	89.6%	4,175	10.64	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
445	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,163	97.6%	1,055	8.92	Food Town	Burkes Outlet, Walgreens
446	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	96.4%	738	10.29	Albertsons	—
447	Preston Ridge (2)	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2017	794,124	96.6%	15,440	20.46	SuperTarget*	Best Buy, Big Lots, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Sheplers, Stein Mart, T.J.Maxx
448	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	395	5.67	Foodland Markets	Family Dollar, Hi Style Fashion
449	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.1%	1,824	11.02	Tom Thumb (Albertsons)	Stein Mart
450	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	98.3%	3,813	19.65	Tom Thumb (Albertsons)	DSW
451	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,027	11.51	Truong Nguyen Grocer	—
452	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	85.8%	272	7.32	—	Dollar Tree
453	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	26.2%	349	15.81	—	—
454	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.3%	759	10.77	Kroger	—
455	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	964	28.48	Kroger	—
456	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	94,086	90.1%	1,901	22.43	—	CVS, Imagination Toys, I W Marks Jewelers
457	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	30,189	100.0%	555	18.38	—	Walgreens
458	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	88.6%	436	10.92	H-E-B	—
459	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	97.4%	592	6.65	Food Town	—
460	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	772	10.74	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
461	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	94.1%	1,432	15.90	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors
462	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	93.0%	1,818	9.40	Kroger	Big Lots, Stein Mart
463	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	77.4%	528	10.61	H-E-B	—
464	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	66.9%	760	10.22	—	Fitness Connection
465	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	98.7%	1,250	7.60	—	Big Lots, Hobby Lobby
466	Maplewood Mall	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	93,711	98.1%	773	8.41	Foodarama	Burke's Outlet
467	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	100.0%	3,380	13.86	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning
468	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	309	7.68	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax
469	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	230,779	87.2%	2,649	13.38	Sellers Bros.	Conn's, Office Depot
470	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	88.7%	1,956	11.73	—	99 Cents Only, CVS, dd's Discounts (Ross), Fallas Paredes
471	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	93.1%	1,445	11.55	Food City	—
472	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	189,201	94.1%	1,774	10.11	—	24 Hour Fitness, FAMSA, Floor & Décor
473	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	911	13.64	—	Family Dollar, Houston Community College
474	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	145,229	97.8%	3,245	22.86	H-E-B	—
475	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,140	13.93	—	Ace Hardware, Dollar Tree, Party City, Salon In The Park
476	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	242,409	85.0%	1,955	9.49	Fiesta Mart	Marshalls
477	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	100.0%	2,508	10.66	—	Hobby Lobby, Palais Royal, Stein Mart
478	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	82.7%	344	6.48	—	AutoZone, Bealls (Stage Stores), Dollar Tree
479	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	94.7%	870	7.07	Super 1 Foods	Harbor Freight Tools, PetSense
480	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	93.2%	2,645	13.00	H-E-B	Office Depot, Ross Dress for Less, Target
481	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	77.8%	1,299	13.61	Kroger	—
482	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	93.3%	2,175	11.99	Kroger	Burkes Outlet
483	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	81.6%	1,145	8.97	Kroger	Harbor Freight Tools, Walgreens
484	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	167,804	73.4%	2,838	24.11	Central Market (H-E-B)	—
485	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	239,103	88.4%	5,775	27.34	Kroger	—
486	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	98.4%	1,045	13.93	H-E-B	Bealls (Stage Stores)	Kmart
487	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	97.1%	841	10.74	Food Town	Family Dollar, Petco
488	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	90.7%	1,196	10.86	Randalls (Albertsons)	Palais Royal
489	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	52.9%	1,147	9.78	Kroger	—
490	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	91.5%	995	28.32	Randalls (Albertsons)	—

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

491	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	56.3%	445	23.35	ALDI	Walgreens
492	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	100.0%	2,685	15.15	—	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
493	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	99.0%	1,159	8.81	Food Lion (Weis Markets)	Mountain Run Bowling, Tractor Supply Co.
494	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	99.2%	1,681	13.04	—	Gold's Gym, Hobby Lobby	Kohl's
495	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	96.5%	824	15.55	—	DXL Destination XL, Once Upon a Child, Tuesday Morning
496	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	93.2%	1,250	15.59	—	2nd & Charles, Chuck E. Cheese's
497	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,182	13.39	Kroger	Hamrick's
498	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	96.7%	1,377	8.57	—	Dollar Tree, Kohl's, PetSmart
499	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	20.4%	92	9.89	—	—	AMC Theatres
500	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	100.0%	1,308	8.02	Kroger	Big Lots, Dollar Tree
501	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	100.0%	2,599	17.46	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
502	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	67.6%	990	7.70	—	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Ollie's Bargain Outlet	Belk
503	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.6%	1,970	8.90	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart
504	Fitchburg Ridge Shopping Center	Fitchburg	WI	Madison, WI	2003	50,555	83.6%	511	12.08	—	Wisconsin Dialysis
505	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	83.5%	1,179	7.48	—	T.J.Maxx
506	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,618	86.7%	3,011	15.80	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls
507	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	93.4%	893	9.73	Pick 'n Save (Kroger)	—
508	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	98.2%	1,508	7.54	—	Hobby Lobby, Kohl's	ShopKo
509	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	98.3%	1,255	7.25	Kroger	Big Lots, Dunham's Sports, Peebles
510	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	801	10.63	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx

	TOTAL PORTFOLIO					85,961,594	92.5%	$965,273	$13.12

(1) * Indicates grocer is not owned.
(2) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 46

GUIDANCE

Supplemental Disclosure Three Months Ended March 31, 2017

GUIDANCE & ADDITIONAL DISCLOSURES

2017 GUIDANCE
	Updated	Prior

NAREIT FFO per diluted share (1)	$2.05 - $2.12	$2.05 - $2.12
Key Underlying Assumptions
Same property NOI growth	2.0 - 3.0%	2.0 - 3.0%
Straight-line rental income, amortization of above- and below-market rent and tenant inducements and straight-line ground rent expense	$40 - $44M	$38 - $42M
General and administrative expenses (1)	$86 - $90M	$86 - $90M
GAAP interest expense	$226 - $230M	$224 - $230M
Value enhancing capital expenditures	$120 - $150M	$120 - $150M

ADDITIONAL DISCLOSURES - as of 3/31/17 (dollars in millions, except per square foot amounts)

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	52	1,233,304	$14.6	$11.82
< 10,000 SF	257	755,934	15.2	20.07
TOTAL	309	1,989,238	$29.8	$14.96

(1) Does not include any expectations of one-time items, including, but not limited to, litigation, investigative and other non-routine legal expenses.

Supplemental Disclosure - Three Months Ended March 31, 2017	Page 48